                                                ANNUAL REPORT | October 31, 2002


                                                                      The Strong

                                                                  Advisor Income

                                                                           Funds

                              [PHOTO APPEARS HERE]


                   Strong Advisor Bond Fund

    Strong Advisor Short Duration Bond Fund

       Strong Advisor Strategic Income Fund

                                                                   [STRONG LOGO]

                                              ANNUAL REPORT  |  October 31, 2002


                                                                      The Strong

                                                                  Advisor Income

                                                                           Funds



Table of Contents


Investment Reviews

     Strong Advisor Bond Fund ................................   2
     Strong Advisor Short Duration Bond Fund .................   5
     Strong Advisor Strategic Income Fund ....................   8

Bond Glossary ................................................  10

Financial Information

     Schedules of Investments in Securities
          Strong Advisor Bond Fund ...........................  11
          Strong Advisor Short Duration Bond Fund ............  14
          Strong Advisor Strategic Income Fund  ..............  16
     Statements of Assets and Liabilities ....................  18
     Statements of Operations ................................  23
     Statements of Changes in Net Assets .....................  26
     Notes to Financial Statements ...........................  29

Financial Highlights .........................................  41

Report of Independent Accountants ............................  48

Directors and Officers .......................................  49

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO OF JAY MUELLER]

Fixed Income Market Overview From November 1, 2001 to October 31, 2002

Over the 12 months ended October 31, 2002, interest rates fell dramatically.
Or did they? To be sure, home mortgage rates dropped as low as most of us have seen in our lifetimes. And short- and intermediate-term Treasury bond yields fell to levels last seen in 1962. But while Treasury, government agency, mortgage- backed, and top-quality corporate bonds saw their yields fall (and consequently their prices rise), medium- and lower-quality corporate bonds had a very difficult time.

Below is a comparison of yields across the credit-quality range for bonds with five years remaining to maturity. The numbers tell the story:

-----------------------------------------------------------------------------------------------
Sector                       Yields as of 10-31-01    Yields as of 10-31-02    Change in Yields
-----------------------------------------------------------------------------------------------
U.S. Treasuries                      3.47%                    2.73%                 -0.74%
A-Rated Industrials                  4.94%                    3.81%                 -1.13%
BBB-Rated Utilities                  5.53%                    5.93%                 +0.40%
BBB-Rated Cable/Broadcast            5.41%                    6.87%                 +1.46%
B-Rated Industrials                 11.66%                   11.78%                 +0.12%
-----------------------------------------------------------------------------------------------
Performance is historical and does not represent future results.


From this we see that no general statement can be made about the direction of rates: some went down, while others went up. Even among bonds with similar ratings, the differences were stark. The yields on BBB-rated cable and broadcast-sector bonds rose far more than those of utility issues, for example. In fact, in many cases, industry fundamentals had a far greater impact on bond yields than did credit-rating distinctions.

Lower-quality bonds underperform

Despite investors' broad retreat from credit risk, many bonds rated below investment-grade (also known as high-yield or "junk" bonds) fared better than their investment-grade counterparts. But generally, the further down the quality spectrum one ventured, the worse the results. This can be seen in the following total return figures:

--------------------------------------------------------------------------------
Bond Index                                Total Return 10-31-01 through 10-31-02
--------------------------------------------------------------------------------
Lehman Aaa-Rated Credit Index                             7.74%
Lehman Baa-Rated Credit Index                             0.91%
Lehman Corporate High-Yield Index                        -5.49%
--------------------------------------------------------------------------------
Performance is historical and does not represent future results.


Total return measurements include both interest income received and the positive or negative change in the market price of a bond (just as the total return from a common stock consists of dividends received plus or minus the change in the stock's price over a given period). Because high-yield bonds start with a large income advantage over high-grade bonds, the performance divergence above speaks volumes with respect to relative price performance.

                                                        (Continued on next page)

It is a central tenet of modern investment theory that investors can only earn greater long-term total returns by being willing to accept greater risk. (This makes intuitive sense. After all, who would be willing to take more risk to earn the same or lower long-term returns?) Obviously, this relationship did not hold true over the past 12 months. Bondholders were indeed rewarded for accepting risk in the form of longer maturity ("duration risk" in industry parlance), but those who took on credit risk were penalized.

What are investors to make of all this? First, it is important to understand that the period we are talking about represented a kind of "perfect storm," with many factors buffeting the corporate bond market. Among these were:

     . A severe recession in corporate profits

     . Massive accounting and governance scandals

     . High debt burdens accumulated during the 1990s boom

     . An explosion of defaults and credit downgrades

     . Fears of terrorism in the wake of September 11

     . Apprehension over a possible war with Iraq

     . The gut-wrenching fall in the stock market

With so many things to worry about, it's little wonder that safer, "bomb-proof" assets outperformed those perceived to be more risky. But the basic trade-off in investing -- you ought to get more return for taking more risk -- still operates. While it's not unusual for the relationship to falter for a month or a quarter or even a year, in the long run the fundamental efficiency of the market tends to assert itself. Eventually, even the "perfect storm" spends its fury.

There are reasons to believe the weather is clearing

As of the end of October, corporate profits had begun to improve. Balance sheets were being restructured to a more conservative mix of equity and debt. The worst of the corporate scandals seemed to have played out. The stock market had recouped some of its losses. Still, much of the corporate-bond market remains under stress.

This presents both a challenge and an opportunity. It appears that skillful credit analysis is likely to be a driver of performance in the corporate-bond sector going forward. Many well-known corporate issuers have seen prices on their bonds fall to what might once have been considered absurdly cheap levels. Some of these issues will recover as the macroeconomic environment improves. However, others inevitably will fall still further. It is the charge of credit analysts and portfolio managers -- that is, it is our job -- to distinguish one from the other, and to assemble well-balanced collections of securities representing value.

At Strong, we have used the lessons learned in the past year to strengthen our investment approach. In July, we restructured some of the responsibilities of members of the bond team. We have broadened the interaction of credit analysts and portfolio managers, allowing improved implementation of investment ideas. We also adjusted our risk-management discipline to reflect the higher level of uncertainty that prevails today. In short, we scrutinized every aspect of our business to make sure that the philosophy and process that brought our shareholders superior returns in the 1990s could be effectively implemented in the new climate.

What investors may anticipate in 2003

And what of the new climate? What should investors expect in the coming year? Or perhaps more to the point, what should they not expect? Prognostication is always difficult -- and it is even more so at times of unusual macroeconomic and geopolitical stress. Nonetheless, in my judgment, the odds are against these events taking place over the next 12 months:

     . A double-dip recession

     . Corporate scandals on the scale of 2001-2002

     . A meaningful rise in inflation

     . Broad-based deflation

Since the end of 2001, real gross domestic product (GDP) has grown at a 3.4% pace. That may be a bit sluggish for the first year of an economic recovery, but it is very close to the country's long-term average. We believe the economic expansion could gather some momentum in 2003. GDP growth could move up to the 3.5% to 4% range if consumer spending holds up, and if improving corporate profits lead to stronger hiring and capital investment.

Inflation appears likely to remain tame, in part because of a productivity surge in the U.S. Moreover, the long-term forces that have been responsible for our two-decade decline in inflation -- deregulation, the penetration of information technology, and trade liberalization -- are still in place. At the end of October, inflation as measured by the consumer price index (CPI) was running at a 2% annual pace.

Diversification remains crucial

If this strong-growth/low-inflation scenario comes to pass, the bond market may well see a partial reversal of the divergence in performance between high- and low-quality issues. As of this writing, there are already signs that the "flight to safety" impulse is weakening.

So should investors ratchet up their willingness to take risk? Not necessarily. Significant risks still cloud the outlook. Foremost among these is the threat of further terrorist attacks and the possibility of war in the Middle East. For these reasons -- and given the general principle that the future is always unknowable -- a diversified approach to investment, incorporating both bonds and stocks, is the prudent course. Diversification is a discipline that allows us to manage uncertainty.

At Strong, we are committed to providing a broad array of bond funds so our investors can take advantage of the benefits of diversification. The past three years have cast in high relief the wisdom of the old adage: Don't put all your eggs in one basket. These are challenging times, but we remain optimistic about the future. The American economy is the largest and most resilient in the world. The long boom of the 1990s created imbalances and excesses -- high debt burdens, overbuilt industries, flimsy accounting, and unrealistic expectations. These imbalances and excesses are now well along the path to correction, and the fundamental strength of the economy is reasserting itself. We are confident in our ability to help investors share in the prosperity we believe lies ahead.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Advisor Bond Fund
================================================================================
Effective July 23, 2002, Ashok Bhatia and Thomas M. Price became the Portfolio Co-Managers of the Fund.

Your Fund's Approach

The Strong Advisor Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage-, and asset-backed U.S. government (and its agencies and instrumentalities) and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may invest up to 20% of its net assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). In addition, the Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 10-31-02

                              [CHART APPEARS HERE]

                The Strong Advisor    Lehman Brothers U.S.   Lipper Intermediate
                      Bond Fund          Aggregate Bond       Investment Grade
                                             Index*           Debt Funds Index*
Dec 96                $10,000               $10,000                $10,000
Jun 97                $11,032               $10,309                $10,294
Dec 97                $11,886               $10,965                $10,879
Jun 98                $12,451               $11,396                $11,289
Dec 98                $13,174               $11,918                $11,735
Jun 99                $13,102               $11,755                $11,569
Dec 99                $13,347               $11,820                $11,620
Jun 00                $13,830               $12,291                $12,003
Dec 00                $14,568               $13,194                $12,850
Jun 01                $15,128               $13,671                $13,312
Dec 01                $15,706               $14,308                $13,906
Jun 02                $15,939               $14,851                $14,254
Oct 02                $16,429               $15,461                $14,689

+ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund earned a modest total return for the one-year period ended October 31, 2002, excluding the effect of maximum sales charges. On one hand, intermediate-range interest rates fell over this period, which contributed positively to the Fund's return. On the other hand, corporate and high-yield bond holdings hurt the portfolio's performance, as several of these issues declined in value over the period. More recently, the Fund's performance has been improving. We have focused on increasing diversification among the Fund's corporate holdings.

High-quality bonds performed well

The markets for high-quality, fixed-income instruments, such as Treasury securities, government agency-backed bonds, and mortgage-backed issues, were quite strong over the past year. Early in the reporting period, the Federal Reserve reduced its benchmark Federal Funds rate to 1.75%, keeping it at that low level through the end of October. As the market accepted that the Fed would keep this target rate low, shorter-maturity Treasury rates fell. In this environment, investors sought high-quality instruments that offered a yield advantage over Treasuries, such as agencies and mortgages, leading bonds in those sectors to outperform.

In contrast, the corporate and high-yield bond markets were weak during this period. A driving factor in this underperformance was the weak to mixed economic environment, which exerted pressure on corporate earnings. At the same time, investors were confronted with allegations of questionable accounting practices and even actual fraud at several major corporations, along with a record number of ratings downgrades. In addition, the correlation between the performance of corporate bonds and the equity markets has been increasing; many corporate bonds, particularly in the high-yield sector, have therefore been burdened by stock-market weakness over the past year.

Factors in the Fund's performance

Two main strategies contributed positively to the Fund's return for the year. First, we kept the Fund's duration slightly longer than our broad-based benchmark, the Lehman Brothers U.S. Aggregate Bond Index. As short- to intermediate-term interest rates fell, this posture produced some price appreciation. Second, our allocation to the mortgage-backed sector helped to boost the Fund's income level, and outperformed versus our broad-based benchmark, as investors sought high-quality instruments with attractive yields.

                                                        (Continued on next page)

Portfolio Statistics
As of 10-31-02

Class A
-----------------------------------------------------

   30-day                                       2.69%
   annualized yield/1/

Class B
-----------------------------------------------------

   30-day
   annualized yield/1/                          2.10%

Class C
-----------------------------------------------------

   30-day
   annualized yield/1/                          1.94%

Class K
-----------------------------------------------------

   30-day
   annualized yield/1/                          2.81%

Class Z
-----------------------------------------------------

   30-day
   annualized yield/1/                          2.43%

Institutional Class
-----------------------------------------------------

   30-day
   annualized yield/1/                          3.40%

Average effective maturity/2/               4.6 years

Average quality rating/3/                         AAA

Average Annual Total Returns
As of 10-31-02

Class A/4/
-----------------------------------------------------

   1-year                                      -1.97%

   5-year                                       5.27%

   Since Fund Inception                         7.19%
   (12-31-96)

Class B/4/
-----------------------------------------------------

   1-year                                      -3.21%

   5-year                                       5.15%

   Since Fund Inception                         7.15%
   (12-31-96)

Class C/4/
-----------------------------------------------------

   1-year                                       0.84%

   5-year                                       5.50%

   Since Fund Inception                         7.30%
   (12-31-96)

Class K/4/
-----------------------------------------------------

   1-year                                       2.95%

   5-year                                       6.73%

   Since Fund Inception                         8.55%
   (12-31-96)

Class Z/5/
-----------------------------------------------------

   1-year                                       2.61%

   5-year                                       6.61%

   Since Fund Inception                         8.45%
   (12-31-96)

Institutional Class/6/
-----------------------------------------------------

   1-year                                       3.37%

   5-year                                       7.06%

   Since Fund Inception                         8.88%
   (12-31-96)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.


     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/4/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares, and the historical performance of the Fund's Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund's Institutional Class shares from inception through December 30, 2001, recalculated to reflect the higher expenses associated with Class K shares. Please consult a prospectus for information about all share classes.

/5/ The performance of the Class Z shares (formerly Investor Class shares) prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Class Z shares and the historical performance of the Fund's Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

/6/ Performance information is for Institutional Class shares. Please consult a prospectus for information about all share classes.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

================================================================================

The Fund's returns were negatively impacted by other factors. One of these was the portfolio's overweighting in high-yield bonds compared to our broad-based benchmark, which underperformed most other asset classes for the period. Among other factors were our industry allocations and individual credit selections. The portfolio was overweighted versus our broad-based benchmark in bonds from the U.S. telecommunication sector during the first half of 2002. Accounting irregularities and other allegations of wrongdoing caused the bonds in this sector to experience substantial price declines. Our investments in the utility sector also underperformed.

Increasing diversification

Although the economy may have reached its bottom, signs of a sustainable and vigorous recovery are still limited. As a result, we believe the Federal Reserve is likely to keep short-term interest rates low for an extended period -- probably until it becomes clear that the economy is returning to a healthier level of growth. It also appears to us that inflation is likely to remain low, or even fall further, over the next 6 to 12 months. Both of these conditions should be generally supportive for the performance of high-quality bonds.

Over the past several months, the Fund has reduced and diversified its exposure to the high-yield and corporate-bond markets; this restructuring follows a change in the Fund's management. Many bonds in these markets appear attractive from a valuation standpoint, based on historical levels. But we believe that given the somewhat sluggish economic environment, individual issue selection and sector allocation will be crucial to performance. We therefore believe it is prudent to maintain broadly diversified exposure in these markets, while focusing on fundamental analysis in our efforts to add value through issue selection.

We thank you for your continued investment in the Strong Advisor Bond Fund.

Ashok Bhatia

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Strong Advisor Short Duration Bond Fund
================================================================================

Effective July 23, 2002, Thomas M. Price and Thomas A. Sontag became Portfolio Co-Managers of the Fund.

Your Fund's Approach

The Strong Advisor Short Duration Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds from U.S. issuers, and up to 35% of its net assets may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains a duration of three years or less. To a limited extent, the Fund's managers may also invest in foreign securities.


                    Growth of an Assumed $10,000 Investment+
                            From 3-31-94 to 10-31-02

                              [CHART APPEARS HERE]

                 The Strong Advisor    Salomon Smith Barney    Lehman Brothers U.S. 1-3   Lipper Ultra Short
                   Short Duration         1-Year Treasury       Year Government/Credit     Obligations Funds
                      Bond Fund        Benchmark-on-the-Run            Bond Index*             Average*
                                              Index*
Mar 94                $10,000                 $10,000                  $10,000                 $10,000
Mar 95                $10,641                 $10,487                  $10,444                 $10,447
Mar 96                $11,833                 $11,179                  $11,256                 $11,132
Mar 97                $12,946                 $11,819                  $11,865                 $11,802
Mar 98                $13,835                 $12,580                  $12,757                 $12,527
Mar 99                $14,373                 $13,279                  $13,546                 $13,169
Mar 00                $15,157                 $13,857                  $14,050                 $13,796
Mar 01                $16,346                 $15,014                  $15,439                 $14,814
Mar 02                $16,663                 $15,730                  $16,323                 $15,377
Oct 02                $16,863                 $16,152                  $17,153                 $15,628

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index, and the Lipper Ultra Short Obligations Funds Average. We are replacing the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index with the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index as we believe the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index more accurately reflects the Fund's investment program. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./5/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund's load classes had a moderately negative return over the one-year period ended October 31, 2002, due primarily to the difficult market environment for corporate bonds. Some individual credit selections also hurt performance. Since the Fund's management change this past summer, we have sought to stabilize its share price by working to improve the portfolio's overall credit quality.

Challenging times for U.S. companies

Corporate bonds had to weather an exceedingly difficult climate over the past year, with U.S. companies issuing a litany of bad news. Profit reports have been disappointing amid bloated inventories and write-downs of capital equipment. Many companies found themselves with very limited pricing power. Oversupply is at the root of much of these troubles. Whether it's a matter of having too many fiber-optic cables in the ground or too many cars in your neighborhood dealer's lot, too much supply of anything causes prices to go down. This, in turn, causes profits to go down, unless corporations can reduce their cost of producing goods. So far, many companies have found it difficult to improve their earnings by cutting costs, in large part because of the fixed nature of many of their expenses, such as debt service, long-term labor contracts, plants, and equipment.

The equity markets have borne the brunt of the difficult corporate environment. But the bond market has also felt

                                                        (Continued on next page)

================================================================================

considerable strain, with the prices of many investment-grade corporate bonds falling significantly over this time period. Of course, bonds do continue to offer advantages over equities to investors -- namely, their coupon income and their seniority in the corporation's capital structure. We believe it is important to keep perspective on these important elements of bond investing, particularly in the wake of a disappointing period.

Focusing on quality

Given the uncertain economic outlook, we believe it is in shareholders' best interests to maintain a high level of credit quality in this Fund. We kept the Fund's overall credit quality at AA, just one step below the highest level. After the Fund's management change this summer, we have, however, worked to reduce the Fund's exposure to BBB-rated credits (the lowest level of investment-grade) by roughly half. Such bonds now make up approximately 7.70% of assets.

At the same time, we have increased the portfolio's allocation to AAA-quality credits, which now stands at 77.9% of assets. Most of our new acquisitions in this area were mortgage-backed and asset-backed securities. We believe these securities should provide a measure of protection in the event of ongoing weakness in corporate bonds.

A cautious outlook

While there have been some positive indicators for the economy, the overall environment remains uncertain. And even as the economy grows more robust, it may take time for corporate earnings to follow. We therefore believe that a recovery in corporate profits may not be imminent; the changes we have made to the portfolio, particularly with regard to credit quality, are structured with that scenario in mind.

We are confident, however, that eventually recovery will take hold. While there are profits that will likely accrue to those who correctly anticipate the rebound before it begins, the risks of

       From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

    /1/Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02. For Class A shares, the advisor has temporarily absorbed expenses of 0.19%. Otherwise, the current yield for Class A shares would have been 3.18%, and returns would have been lower. For Class B shares, the advisor has temporarily absorbed expenses of 0.12%. Otherwise, the current yield for Class B shares would have been 2.31%, and returns would have been lower. For Class C shares, the advisor has temporarily absorbed expenses of 0.18%. Otherwise, the current yield for Class C shares would have been 2.37%, and returns would have been lower.

    /2/The Fund's average effective maturity includes the effect of futures.

    /3/For purposes of this average rating, the Fund's short-term debt obligations have been assigned to a long-term rating by the Advisor.

    /4/Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

    /5/Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Short Duration Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

      *The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Ultra Short Obligations Funds Average is an equally weighted performance index of all funds in this Lipper category. Source of the Salomon Smith Barney index data is Standard & Poor's Micropal. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

being wrong can carry a heavy penalty. We therefore think that for this Fund, it is prudent to wait until there is considerably more evidence of a solid recovery before increasing the portfolio's exposure to the credit markets.

We thank you for your investment in the Strong Advisor Short Duration Bond Fund.

Thomas M. Price
Portfolio Co-Manager

Thomas A. Sontag
Portfolio Co-Manager


Portfolio Statistics
As of 10-31-02

Class A
---------------------------------------

   30-day
   annualized yield/1/            3.37%

Class B
---------------------------------------

   30-day
   annualized yield/1/            2.43%

Class C
---------------------------------------

   30-day
   annualized yield/1/            2.55%

Class Z
---------------------------------------

   30-day                         3.33%
   annualized yield/1/

Average effective maturity/2/ 0.9 years

Average quality rating/3/            AA


Average Annual Total Returns
As of 10-31-02

Class A/4/
---------------------------------------

   1-year                        -2.14%

   3-year                         3.49%

   5-year                         4.19%

   Since Fund Inception           6.02%
   (3-31-94)

Class B/4/
---------------------------------------

   1-year                        -5.74%

   3-year                         2.04%

   5-year                         3.35%

   Since Fund Inception           5.40%
   (3-31-94)

Class C/4/
---------------------------------------

   1-year                        -1.63%

   3-year                         3.36%

   5-year                         3.74%

   Since Fund Inception           5.36%
   (3-31-94)

Class Z/5/
---------------------------------------

   1-year                         0.15%

   3-year                         4.23%

   5-year                         4.63%

   Since Fund Inception           6.27%
   (3-31-94)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

Strong Advisor Strategic Income Fund
================================================================================

Effective July 23, 2002, Edward J. Wojciechowski became the sole Portfolio Manager of the Fund.


Your Fund's Approach

The Strong Advisor Strategic Income Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 65% of its total assets in medium- and lower-quality corporate bonds. The Fund will typically maintain a dollar-weighted average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and up to 20% of its net assets in debt obligations that are in default. To a limited extent, the Fund may also invest in convertible securities, foreign securities, and mortgage-backed and asset-backed securities. In addition, the Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund.


                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 10-31-02

                              [CHART APPEARS HERE]

                  The Strong           Lehman Brothers         Lipper High
               Advisor Strategic       U.S. High-Yield        Current Yield
                  Income Fund            Bond Index*           Funds Index*
Nov 00             $ 9,550                $10,000                $10,000
Feb 01             $11,437                $11,103                $10,883
May 01             $11,096                $10,899                $10,496
Aug 01             $11,023                $10,876                $10,292
Nov 01             $10,646                $10,775                $10,095
Feb 02             $10,546                $10,655                 $9,913
May 02             $10,659                $11,025                $10,113
Aug 02              $9,558                $10,044                 $9,390
Oct 02              $9,282                 $9,826                 $9,200

+ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


The high-yield bond market started the year with expectations for a solid return, but as months passed, the economic climate became less favorable. This helped to produce one of the weakest periods historically for high-yield bonds.

Anticipated recovery falls short

Aggressive rate cuts from the Federal Reserve throughout 2001, as well as quick recovery from the events of September 11, helped to buoy the high-yield bond market in the early months of this reporting period. These events created the expectation of an economic recovery that would boost corporate fundamentals and in turn improve high-yield bond prices.

When the economy did not respond as strongly as expected, investors turned their attention to a number of negative events which, in the eyes of some, combined to create the "perfect storm" -- and one of the weakest credit markets on record. Among the negative factors was the lingering hangover from the spending excesses of the 1990s, which led to high levels of default on corporate debt. There was significant fallout from high-profile failures in corporate governance; the Fund held bonds from some of the issuers involved.

Finally, tightened bank lending standards and turbulent equity markets meant that corporations were cut off from some traditional sources of funding. In this environment, the bond market became an increasingly important source of liquidity for corporate America, a role it was not initially prepared to take on. Investors demanded increasing yields (or risk premiums) to compensate for the higher risk associated with lower-quality bonds, putting downward pressure on the prices of these securities.

Positioning for challenging times

In this difficult environment, we believe that industry and company selection are of the utmost importance. We continue to invest in bonds from companies and industries that we believe are positioned to outperform the market as a whole going forward. Over the period just completed, this approach led us to overweight the broadcasting, consumer products, gaming, packaging, and publishing industries compared to our broad-based benchmark, the Lehman Brothers U.S. High-Yield Bond Index. This positioning benefited performance, as these sectors outperformed the broader market. The Fund's equity exposure, while amounting to less than 5% of assets, also made a positive contribution to performance.

The Fund's overexposure to the struggling cable and telecommunications industries hurt performance, however, as these industries struggled with continued overcapacity issues. As the year progressed, we reduced our weightings in these areas. We also moved some assets to higher-rated credits in these sectors, as we believe they offer better value. We underweighted the utilities and airlines sectors; nonetheless, individual holdings here hurt the Fund's performance.

Given the negative credit environment, we have continued to focus our efforts on evaluating the portfolio in an effort to avoid pitfalls, as well as to take advantage of opportunities that the market may provide.


Improvements in corporate practices should benefit bonds

Our overall outlook regarding the high-yield bond market is positive. It appears that the market has now moved from irrational exuberance to irrational pessimism, with high-yield bond valuations attractive on a historical and absolute basis.

In the past, shareholder and bondholder interests were often diametrically opposed; today they are closely aligned. Holders of both equity and debt should benefit, as corporate managements focus on reducing their debt and improving their asset quality. In the wake of recent scandals, accounting and reporting practices are likely to become more simple and transparent. The benefits of this should accrue to both bond and equity investors. While the past year has been very difficult, today corporate bondholders are being compensated for providing liquidity to the market. It may be difficult to believe, but in our experience we have seen that the best loans are often made in the worst times.

We thank you for your continued investment in the Strong Advisor Strategic Income Fund.



Edward J. Wojciechowski
Portfolio Manager


Average Annual Total Returns/1/
As of 10-31-02

Class A/1/
-----------------------------------------------

          1-year                        -12.48%
          Since Fund Inception           -3.81%
          (11-30-00)

Class B/1/
-----------------------------------------------

          1-year                        -14.44%

          Since Fund Inception           -4.81%
          (11-30-00)

Class C/1/
-----------------------------------------------
          1-year                        -10.56%

          Since Fund Inception           -2.77%
          (11-30-00)



Portfolio Statistics
As of 10-31-02

Class A
-----------------------------------------------

          30-day
          annualized yield/2/            11.04%

Class B
-----------------------------------------------

          30-day
          annualized yield/2/             9.46%

Class C
-----------------------------------------------

          30-day
          annualized yield/2/             9.06%

Average effective maturity/3/         6.3 years

Average quality rating/4/                     B


The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service. Please consider this before investing.


    From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

/2/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-02. For Class A, the advisor has temporarily absorbed expenses of 0.35%. Otherwise, the current yield would have been 10.69%, and returns would have been lower.

/3/ The Fund's average effective maturity includes the effect of when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

 * The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this category. Source of the Lehman index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================

Bond Quality Ratings -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity -- This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration -- Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2002
--------------------------------------------------------------------------------

                            STRONG ADVISOR BOND FUND

                                                         Shares or
                                                         Principal      Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 22.5%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/09
  (Rate Reset Effective 2/01/04) (b)                    $2,850,000    $  498,750
AIG SunAmerica Global Financing VII Senior
  Notes, 5.85%, Due 8/01/08 (b)                          3,335,000     3,596,327
AT&T Corporation Senior Notes,
  7.30%, Due 11/15/11                                    1,500,000     1,472,867
AT&T Wireless Services, Inc. Senior Bonds,
  8.75%, Due 3/01/31                                       800,000       641,701
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                      500,000       435,757
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08                       550,000       547,250
The Allstate Corporation Senior Notes,
  5.375%, Due 12/01/06                                   2,605,000     2,760,633
Bank of America Corporation Subordinated
  Notes, 7.40%, Due 1/15/11                              3,520,000     4,110,515
Bank One Texas North America Variable Rate
  Subordinated Bonds, Tranche #SB1,
  6.25%, Due 2/15/08                                     2,545,000     2,847,830
British Telecom PLC Yankee Notes,
  8.375%, Due 12/15/10                                     775,000       910,718
Citigroup, Inc. Subordinated Notes,
  5.625%, Due 8/27/12                                    1,825,000     1,881,073
Clear Channel Communications, Inc. Senior
  Notes, 8.00%, Due 11/01/08                               325,000       344,094
ConocoPhillips Notes,
  4.75%, Due 10/15/12 (b)                                1,500,000     1,480,647
Credit Suisse First Boston USA, Inc. Notes,
  6.50%, Due 1/15/12                                     1,000,000     1,045,248
D.R. Horton, Inc. Senior Notes,
  10.50%, Due 4/01/05                                      935,000       981,750
DTE Energy Company Variable Rate Bonds,
  6.17%, Due 6/15/38
  (Remarketing Date 6/15/03) (b)                           845,000       860,064
DaimlerChrysler North America Holding
  Corporation Medium-Term Notes,
  Tranche #1, 7.375%, Due 9/15/06                          745,000       824,168
Dominion Resources, Inc. Notes,
  6.25%, Due 6/30/12                                       500,000       510,040
European Investment Bank Yankee Notes,
  4.625%, Due 3/01/07                                    1,500,000     1,588,182
First Chicago NBD Capital I Floating Rate
  Preferred Securities, 2.2569%, Due 2/01/27             1,000,000       896,943
FirstEnergy Corporation Notes, Series A,
  5.50%, Due 11/15/06                                      695,000       671,815
Ford Motor Company Global Landmark
  Securities, 7.45%, Due 7/16/31                         2,960,000     2,267,028
General Electric Capital Corporation Bonds,
  Series A, 6.75%, Due 3/15/32                           4,755,000     4,996,421
General Motors Acceptance Corporation
  Bonds, 8.00%, Due 11/01/31                             1,000,000       895,197
General Motors Acceptance Corporation
  Notes, 6.875%, Due 9/15/11                             1,460,000     1,332,456
Goldman Sachs Group, Inc. Notes,
  7.35%, Due 10/01/09                                    1,000,000     1,126,021
HCA-The Healthcare Company Notes,
  8.75%, Due 9/01/10                                     1,130,000     1,259,412
Host Marriott LP Senior Notes, Series I,
  9.50%, Due 1/15/07                                     1,000,000     1,005,000
Household Finance Corporation Notes,
  7.00%, Due 5/15/12                                     1,385,000     1,242,381
International Finance Corporation Notes,
  4.75%, Due 4/30/07                                     7,970,000     8,526,091
International Game Technology Senior Notes,
  8.375%, Due 5/15/09                                   $  885,000    $  973,500
International Paper Company Notes,
  5.85%, Due 10/30/12                                    1,000,000     1,027,764
John Hancock Financial Services, Inc. Senior
  Notes, 5.625%, Due 12/01/08                            2,685,000     2,768,737
L-3 Communications Corporation Senior
  Subordinated Notes, Series B,
  7.625%, Due 6/15/12 (b)                                  565,000       587,600
M&I Marshall and Ilsley Bank Subordinated
  Notes, Tranche #SB3, 5.25%, Due 9/04/12                1,000,000     1,026,799
NATG Holdings LLC/Orius Capital Corporation
  Senior Subordinated Notes, Series B, 12.75%,
  Due 2/01/10 (Defaulted Effective 11/21/01) (g)           670,000         9,212
NTC Capital I Floating Rate Bonds,
  2.295%, Due 1/15/27                                      815,000       720,493
National Rural Utilities Cooperative Finance
  Corporation Collateral Trust Notes,
  6.00%, Due 5/15/06                                     3,095,000     3,312,548
News America Holdings, Inc. Debentures,
  8.25%, Due 8/10/18                                     1,830,000     1,788,682
Park Place Entertainment Corporation Senior
  Subordinated Notes, 8.875%, Due 9/15/08                  375,000       390,938
Philip Morris Companies, Inc. Notes,
  6.95%, Due 6/01/06                                     1,895,000     2,033,432
Procter & Gamble Company Notes,
  4.75%, Due 6/15/07                                     1,000,000     1,066,327
Province of Quebec Notes, 5.00%, Due 7/17/09             3,165,000     3,348,652
RailAmerica Transportation Corporation
  Senior Subordinated Notes,
  12.875%, Due 8/15/10                                     360,000       361,800
Raytheon Company Notes, 6.55%, Due 3/15/10               1,000,000     1,061,521
SBC Communications Notes,
  5.875%, Due 8/15/12                                    1,825,000     1,943,957
Sprint Capital Corporation Notes,
  6.00%, Due 1/15/07                                     1,000,000       807,742
SunTrust Capital III Floating Rate Bonds,
  2.4763%, Due 3/15/28                                   2,125,000     1,860,100
Target Corporation Notes,
  5.875%, Due 3/01/12                                    1,500,000     1,610,020
Texas Eastern Transmission Corporation
  Notes, 5.25%, Due 7/15/07                              1,655,000     1,717,142
Transocean Sedco Forex Corporation Bonds,
  7.50%, Due 4/15/31                                       600,000       631,016
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06             1,520,000     1,652,450
UST, Inc. Notes, 6.625%, Due 7/15/12 (b)                 1,155,000     1,230,508
Union Pacific Notes, 5.75%, Due 10/15/07                 1,745,000     1,886,820
United Mexican States Yankee Notes,
  7.50%, Due 1/14/12                                     1,400,000     1,461,250
Verizon Global Funding Corporation Notes,
  7.375%, Due 9/01/12                                    1,260,000     1,389,786
Verizon New York, Inc. Debentures, Series A,
  6.875%, Due 4/01/12                                      500,000       535,813
Viacom, Inc. Senior Notes,
  5.625%, Due 8/15/12                                      805,000       837,490
Wal-Mart Stores, Inc. Notes,
  4.375%, Due 7/12/07                                      975,000     1,018,614
Waste Management, Inc. Senior Notes,
  7.375%, Due 8/01/10                                      295,000       310,271
Wells Fargo & Company Subordinated Notes,
  7.55%, Due 6/21/10                                     3,495,000     4,115,076
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12                750,000       780,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $94,878,477)                              95,822,439
--------------------------------------------------------------------------------


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                      STRONG ADVISOR BOND FUND (continued)

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 26.9%
Amortizing Resources Collateral Notes,
  1.83%, Due 10/25/32                              $ 5,000,000      $  4,998,437
Arran Master Trust Floating Rate Notes,
  Series 2000-C, Class A,
  1.9863%, Due 9/15/07                               1,500,000         1,500,900
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates,
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                                5,358,000         5,621,589
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2000-A, Class A-1,
  6.9319%, Due 1/25/31                               3,577,370         3,633,980
  Series 2002-E, Class A-1,
  7.0455%, Due 6/20/31                               6,174,496         6,357,801
Bear Stearns Adjustable Rate Mortgage Trust
  Pass-Thru Certificates, Series 2001-8,
  Class IA, 6.7199%, Due 11/25/31                    1,439,649         1,470,331
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Zero %, Due 7/25/10 (g)                               69,253            65,898
Chase Credit Card Owner Master Trust
  Floating Rate Asset-Backed Notes,
  Series 2001-5, Class A, 1.90%, Due 2/15/07         3,000,000         3,006,077
Chase Funding Loan Acquisition Trust
  Mortgage Loan Asset-Backed Certificates,
  Series 2001-C2, Class IA1,
  1.95%, Due 8/25/14                                   232,522           232,681
Chase Funding Trust Variable Rate Mortgage
  Loan Asset-Backed Certificates:
  Series 2001-4, Class 1A-1,
  2.05%, Due 4/25/16                                 1,932,347         1,933,906
  Series 2002-1, Class 1A1,
  1.97%, Due 2/25/17                                 1,839,976         1,838,504
Citibank Credit Card Issuance Trust Notes,
  Series 2001-A8, Class A8,
  4.10%, Due 12/07/06                                8,955,000         9,308,240
Credit-Based Asset Servicing and
  Securitization, Series 2002-CB5, Class AF-1,
  2.75%, Due 2/25/18 (e)                             7,050,000         7,050,000
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series
  174, Class A2, 2.1625%, Due 5/15/03 (b)            2,500,000         2,501,922
First Franklin Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates,
  Series 2002-FF1, Class I-A-2,
  3.79%, Due 4/25/32                                 7,520,000         7,698,600
Holmes Financing Number 1 PLC Floating
  Rate Notes, Series 1, Class 1A,
  1.915%, Due 7/15/05                                8,000,000         8,003,750
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                          63,000,000         3,187,995
Metris Master Trust Floating Rate
  Asset-Backed Securities, Series 1999-2,
  Class A, 2.35%, Due 1/20/10                        2,265,000         2,268,193
Mountain Capital CLO I, Ltd./Mountain
  Capital CLO I Corporation Floating
  Rate Notes, Series 1A, Class A-1,
  2.375%, Due 4/15/11 (b)                            4,766,475         4,762,006
Residential Asset Mortgage Products, Inc.
  Mortgage Asset-Backed Pass-Thru
  Certificates, Series 2002-RS3, Class A-I-1,
  1.96%, Due 1/25/22                                 5,226,135         5,223,542
Residential Asset Mortgage Products, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-RS3, Class AI-1,
  2.06%, Due 7/25/19                                   213,395           213,549
  Series 2002-RS1, Class AI-1,
  2.15%, Due 8/25/20                                 4,485,265         4,488,782
Residential Asset Securitization Trust
  Variable Rate Pass-Thru Certificates:
  Series 2002-A1, Class A-1,
  2.03%, Due 12/25/18                                3,286,547         3,289,099
  Series 2002-A5, Class A-1,
  2.02%, Due 8/25/18                                 2,995,220         2,995,220
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate Pass-Thru
  Certificates, Series 2001-C1, Class X-2,
  0.9962%, Due 12/18/35                             57,000,000         3,152,813
Saxon Asset Securities Trust Interest Only
  Mortgage Loan Asset-Backed Certificates,
  Series 2002-3, Class AF1,
  1.99%, Due 10/25/17 (e)                            3,605,000         3,605,000
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-2, Class A,
  2.09%, Due 2/25/28                                 1,164,473         1,165,499
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes:
  Series 1998-1, Class A-1,
  2.288%, Due 1/25/07                                1,039,621         1,041,148
  Series 2000-1, Class A-1L,
  1.9288%, Due 10/27/08                                888,904           890,012
  Series 2001-1, Class A-1L,
  1.8888%, Due 1/25/09                               2,131,325         2,132,302
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A1L,
  2.2963%, Due 12/25/35 (b)                          3,950,000         3,925,930
USAA Auto Loan Guarantor Trust Pass-
  Thru Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                     9,944            10,068
Volkswagen Credit Auto Master Owner Trust
  Floating Rate Loan-Backed Notes,
  Series 2000-1, Class A,
  1.985%, Due 8/20/07                                6,565,000         6,581,256
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $112,879,472)                        114,155,030
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 48.2%
FHLMC Adjustable Rate Participation
  Certificates, Pool #865469,
  7.119%, Due 8/01/25                                  327,838           343,951
FHLMC Debentures:
  3.75%, Due 4/15/04                                 1,890,000         1,946,125
  4.875%, Due 3/15/07                                1,460,000         1,569,602
  6.00%, Due 9/25/32 (e)                             2,150,000         2,204,422

--------------------------------------------------------------------------------

                      STRONG ADVISOR BOND FUND (continued)

--------------------------------------------------------------------------------
                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
FHLMC Notes:
  3.50%, Due 9/15/07                             $ 16,275,000      $ 16,530,452
  4.00%, Due 10/29/07                               4,645,000         4,753,475
  5.125%, Due 7/15/12                               8,800,000         9,215,439
  5.50%, Due 7/15/06                                2,750,000         3,012,834
  5.75%, Due 3/15/09                                2,655,000         2,952,368
FHLMC Participation Certificates:
  6.00%, Due 7/15/21                                4,935,000         5,012,940
  6.25%, Due 6/15/12 thru 9/15/22                   2,960,000         3,067,347
  7.20%, Due 10/01/06                               2,539,859         2,878,772
  7.50%, Due 12/01/11                               1,603,021         1,721,995
  10.50%, Due 8/01/19                                 355,987           417,206
FNA Debentures, 5.50%, Due 9/25/32 (e)              5,280,000         5,319,600
FNMA Guaranteed Mortgage Adjustable
  Rate Mortgage Certificates, Pool #92117,
  6.20%, Due 6/01/18                                   43,872            45,458
FNMA Guaranteed Pass-Thru Certificates:
  5.50%, Due 8/25/17 (e)                           17,210,000        17,699,409
  6.00%, Due 10/25/18 (e)                          14,375,000        14,916,309
  6.226%, Due 12/01/08                              4,323,398         4,793,680
  6.46%, Due 2/01/08                                  295,069           327,959
  8.00%, Due 4/01/17 thru 9/01/23                   1,836,309         1,990,053
  8.33%, Due 7/15/20                                1,268,860         1,403,719
  8.50%, Due 8/01/12 thru 5/01/26                   1,627,157         1,772,597
  9.00%, Due 12/01/16 thru 8/01/17                    995,071         1,121,985
  9.50%, Due 6/01/05                                   86,309            86,896
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust:
  Series 2002-T4, Class A4,
  9.50%, Due 12/25/41                               4,603,220         5,201,639
  Series 2002-W9, Class A1B,
  4.50%, Due 6/25/17                                  906,006           918,464
FNMA Notes:
  5.50%, Due 2/15/06                                1,205,000         1,314,980
  5.625%, Due 5/14/04                               7,000,000         7,417,536
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate Certificates,
  Series 2002-33, Class A4,
  6.2839%, Due 11/25/30                             3,668,654         3,810,814
GNMA Debentures:
  6.00%, Due 10/25/33 (e)                           4,380,000         4,493,811
  6.50%, Due 10/25/33 (e)                          13,100,000        13,593,298
GNMA Guaranteed Pass-Thru Certificates,
  9.50%, Due 12/15/19                               2,892,404         3,257,164
United States Treasury Notes:
  2.25%, Due 7/31/04                                7,685,000         7,771,479
  2.875%, Due 6/30/04                               3,680,000         3,758,594
  3.25%, Due 8/15/07                                3,925,000         4,016,535
  4.375%, Due 5/15/07                               2,000,000         2,144,600
  4.375%, Due 8/15/12                               4,705,000         4,885,851
  5.00%, Due 8/15/11                                3,000,000         3,268,776
  5.75%, Due 11/15/05                               4,385,000         4,850,393
  5.75%, Due 8/15/10                                5,000,000         5,711,135
United States Treasury Bonds:
  5.375%, Due 2/15/31                               5,795,000         6,118,483
  6.00%, Due 2/15/26                                4,320,000         4,830,978
  7.625%, Due 11/15/22                              1,700,000         2,251,039
  8.00%, Due 11/15/21                               3,755,000         5,129,683
  11.25%, Due 2/15/15                               2,900,000         4,792,931
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $200,360,860)                                 204,642,776
-------------------------------------------------------------------------------
Preferred Stocks 0.0%
Rural Cellular Corporation 12.25% Junior
  Exchangeable (g)                                      1,026           $53,865
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $869,090)                                   53,865
-------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (b)(f)(g)                                 500                 5
-------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                            5
-------------------------------------------------------------------------------
Warrants 0.0%
AT&T Canada, Expire 8/15/07
  (Acquired 11/07/97;  Cost $3)(b)(g)                     350             7,000
Jostens, Inc., Expire 5/01/10 (b)                         680            16,490
-------------------------------------------------------------------------------
Total Warrants (Cost $13,603)                                            23,490
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.4%
Repurchase Agreements  17.3%
ABN AMRO, Inc. (Dated 10/31/02), 1.92%,
  Due 11/01/02 (Repurchase proceeds
  $71,903,835): Collateralized by: United
  States Government & Agency Issues) (d)          $71,900,000        71,900,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase proceeds
  $1,693,871): Collateralized by: United
  States Government & Agency Issues) (d)            1,693,800         1,693,800
                                                                    -----------
                                                                     73,593,800

United States Government Issues 0.1%
United States Treasury Bills,
  Due 12/12/02 thru 1/16/03 (c)                       250,000           249,436
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $73,843,167)                      73,843,236
===============================================================================
Total Investments in Securities (Cost $482,864,669)     115.0%      488,540,841
Other Assets and Liabilities Net (15.0%)                            (63,690,415)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $424,850,426
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                     Underlying     Unrealized
                                        Expiration   Face Amount   Appreciation/
                                           Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
100 Five-Year Eurodollars                 12/02     $10,832,892     $ 117,499
  72 Five-Year U.S. Treasury Notes        12/02       8,188,875        46,554
  25 Ten-Year U.S. Treasury Notes         12/02       2,867,969        52,128

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                               Contracts          Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year           --             $     --
Options written during the year                   150               70,847
Options closed                                   (150)             (70,847)
Options expired                                    --                   --
Options exercised                                  --                   --
                                                 ----             --------
Options outstanding at end of year                 --             $     --
                                                 ====             ========

Closed options resulted in a capital gain of $11,616.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                    STRONG ADVISOR SHORT DURATION BOND FUND

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 18.2%
AOL Time Warner, Inc. Notes,
  5.625%, Due 5/01/05                             $   450,000       $   448,586
Albecca, Inc. Senior Subordinated Notes,
  10.75%, Due 8/15/08                                 350,000           383,250
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                                1,000,000         1,071,480
Bank One Texas North America Variable Rate
  Subordinated Notes, Tranche #SB1,
  6.25%, Due 2/15/08                                  800,000           895,192
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing Date
  8/01/03)                                             50,000            49,912
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06               600,000           636,245
Ford Motor Credit Company Floating Rate
  Notes, 2.0193%, Due 3/13/07                         850,000           700,948
GS Escrow Corporation Senior Notes,
  7.125%, Due 8/01/05                                 388,000           420,643
General Electric Capital Corporation
  Medium-Term Notes, Series A,
  5.375%, Due 3/15/07                               1,005,000         1,067,301
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                         1,000,000           991,323
HCA, Inc. Notes, 7.15%, Due 3/30/04                   500,000           518,895
ITT Corporation Notes, 6.75%, Due 11/15/03            235,000           235,364
International Game Technology Senior
  Notes, 7.875%, Due 5/15/04                          200,000           209,000
News America, Inc. Bonds,
  6.703%, Due 5/21/04                                 700,000           707,950
Protective Life United States Funding Trust
  Funding Agreement-Backed Notes,
  5.875%, Due 8/15/06 (b)                             500,000           538,414
Raytheon Company Notes,
  6.75%, Due 8/15/07                                  500,000           542,315
Safeway, Inc. Notes, 7.25%, Due 9/15/04               500,000           540,621
TRW, Inc. Notes, 6.625%, Due 6/01/04                  400,000           413,121
Tele-Communications, Inc. Senior Notes,
  7.25%, Due 8/01/05                                  500,000           493,420
Transocean Sedco Forex Corporation Notes,
  6.75%, Due 4/15/05                                  225,000           239,875
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06          500,000           543,569
Walt Disney Company Notes, 7.30%, Due 2/08/05         100,000           108,532
Washington Mutual Inc. Senior Notes,
  5.625%, Due 1/15/07                                 705,000           743,383
Wells Fargo & Company Corporation Senior
  Notes, 5.125%, Due 2/15/07                        1,000,000         1,069,987
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $13,206,357)                             13,569,326
-------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 30.4%
Asset Backed Funding Corporation Interest
  Only Asset-Backed Certificates,
  Series 2002 - OPT1, Class A,
  6.00%, Due 3/25/05                               10,000,000           933,984
Bank of America Funding Corporation
  Mortgage Pass-Thru Certificates, Series
  2002-1, Class A-3, 7.00%, Due 4/20/32             1,479,995         1,506,820
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2001-G, Class A-2,
  5.588%, Due 11/25/31                              1,177,447         1,209,840
  Series 2002-E, Class A-1,
  7.045%, Due 6/20/31                                 992,921         1,022,398
  Series 2002-K, Class 3A-1,
  7.019%, Due 10/20/32                                908,221           935,751
Bayview Financial Acquisition Trust Asset-
  Backed Interest Only Certificates, Series
  2001-D, Class A-IO, 12.00%, Due 5/25/04 (b)      10,000,000         1,028,125
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1,
  7.00%, Due 3/25/08 (b)                              408,440           409,120
Countrywide Alternative Loan Trust, Inc.
  Mortgage Pass-Thru Certificates,
  Series 1998-12, Class 11-A-3,
  6.75%, Due 8/25/28                                1,399,447         1,419,919
DLJ Mortgage Acceptance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates (g):
  Series 1990-2, Class A,
  5.124%, Due 1/25/22                                 331,077           330,850
  Series 1991-3, Class A1,
  4.874%, Due 2/20/21                                 321,915           334,740
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A,
  2.242%, Due 11/10/30 (b)                          1,500,000         1,493,203
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 3.42%, Due 6/18/12 (g)                     465,690           465,690
GSR Mortgage Loan Trust Mortgage
  Pass-Thru Certificates, Series 2002-2,
  Class A1-D, 6.016%, Due 5/25/32                   1,500,000         1,556,250
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-A, Class A-4,
  4.6534%, Due 7/15/19                                446,449           455,790
Option One Mortgage Loan Trust Interest
  Only Asset-Backed Certificates,
  Series 2001-4, Class S, 3.50%, Due 4/25/04       45,000,000         1,153,125
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1998-9, Class I-A-1,
  6.75%, Due 10/25/28                                 626,164           628,327
  Series 1998-14, Class I-A-4,
  6.25%, Due 1/25/29                                  917,904           931,411
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru
  Certificates, Series 1996-7, Class A-10,
  6.75%, Due 6/25/11                                1,342,073         1,401,780
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates:
  Series 1998-S17, Class A-2,
  6.75%, Due 8/25/28                                   14,559            14,537
  Series 1998-S25, Class A-2,
  6.25%, Due 10/25/13                               1,067,135         1,096,135
Sequoia Mortgage Trust Mortgage Adjustable
  Rate Pass-Thru Certificates, Series 8,
  Class 3A, 3.908%, Due 8/20/32                     1,493,144         1,523,473
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-RF2, Class A,
  8.511%, Due 7/15/27 (b)                             817,476           899,224

--------------------------------------------------------------------------------

              STRONG ADVISOR SHORT DURATION BOND FUND (continued)

--------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.339%, Due 6/28/16 (b)                             $ 1,301,379    $ 1,357,704
Wachovia Bank Interest Only Asset-Backed
  Certificates, 1.368%, Due 11/15/34 (e)               10,000,000        657,548
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $22,658,505)                          22,765,744
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 30.5%
FHLMC Adjustable Rate Mortgage
  Participation Certificates, Pool #789272,
  5.771%, Due 4/01/32                                   1,149,260      1,193,350
FHLMC Adjustable Rate Participation
  Certificates:
  Pool #1B0145, 6.214%, Due 10/01/31                    1,256,476      1,312,232
  Pool #788792, 6.173%, Due 1/01/29                     1,393,590      1,453,681
  Pool #865456, 7.087%, Due 7/01/10                        83,529         86,605
FHLMC Guaranteed Mortgage Participation
  Certificates, 9.50%, Due 6/15/06                        239,181        239,884
FHLMC Participation Certificates:
  7.50%, Due 12/01/11                                   1,282,417      1,377,596
  9.00%, Due 12/01/16 thru 10/01/19                     3,198,431      3,590,723
  10.00%, Due 6/01/05                                      72,940         73,540
FNMA Grantor Trust Pass-Thru
  Certificates, Series 2002-T12, Class A4,
  9.50%, Due 5/25/42                                    1,449,133      1,637,521
FNMA Guaranteed Mortgage Adjustable
  Rate Mortgage Certificates, Pool #365418,
  6.205%, Due 1/01/23                                     135,622        140,992
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  7.50%, Due 12/15/09                                   1,544,403      1,659,992
  8.33%, Due 7/15/20                                      934,382      1,033,691
  10.50%, Due 8/01/20                                      82,989         95,569
  11.00%, Due 4/01/12                                     163,330        184,777
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, Pool #535573,
  8.00%, Due 11/01/13                                     945,381      1,026,182
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  Series 2002-T1, Class A4,
  9.50%, Due 11/25/31                                   1,671,475      1,888,766
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate Certificates:
  Series 2002-33, Class A4,
  6.283%, Due 11/25/30                                  1,350,649      1,402,986
  Series 2002-W4, Class A6,
  6.555%, Due 5/25/42                                   1,172,446      1,217,878
GNMA Guaranteed Pass-Thru Certificates,
  9.50%, Due 12/15/20                                   1,167,428      1,337,225
United States Treasury Notes:
  3.00%, Due 11/30/03                                     465,000        473,226
  3.25%, Due 8/15/07                                      680,000        695,858
  3.375%, Due 4/30/04                                     400,000        411,080
  6.75%, Due 5/15/05                                      245,000        274,171
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $22,436,744)                                    22,807,525
--------------------------------------------------------------------------------
Short-Term Investments (a) 21.2%
Corporate Bonds 4.0%
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                          125,000        125,651
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                     115,000        120,319
Browning Ferris Industries, Inc. Notes,
  6.10%, Due 1/15/03                                      500,000        500,116
Clear Channel Communications, Inc. Senior
  Convertible Notes, 2.625%, Due 4/01/03                  200,000        196,750
Clear Channel Communications, Inc. Senior
  Notes, 7.25%, Due 9/15/03                               100,000        101,957
Mandalay Resort Group Senior
  Subordinated Notes, 6.75%, Due 7/15/03                  300,000        303,375
Panamsat Corporation Notes,
  6.00%, Due 1/15/03                                      125,000        124,788
Park Place Entertainment Corporation
  Senior Notes, 7.95%, Due 8/01/03                        100,000        101,569
Univision Network Holding LP
  Subordinated Notes, 7.00%, Due 12/17/02 (h)             832,000      1,405,331
                                                                     -----------
                                                                       2,979,856

Repurchase Agreements 17.0%
ABN AMRO Inc. (Dated 10/31/02), 1.92%,
  Due 11/01/02 (Repurchase proceeds
  $10,700,571); Collateralized by: United
  States Government & Agency Issues (d)                10,700,000     10,700,000
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase proceeds
  $2,027,184); Collateralized by: United
  States Government & Agency Issues (d)                 2,027,100      2,027,100
                                                                     -----------
                                                                      12,727,100

United States Government &
  Agency Issues 0.2%
FHLMC Participation Certificates,
  7.00%, Due 5/01/03                                       63,543         63,812
United States Treasury Bills:
  Due 11/14/02 (c)                                         25,000         24,987
  Due 12/26/02 (c)                                         50,000         49,892
                                                                     -----------
                                                                         138,691
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,835,851)                       15,845,647
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments In Securities (Cost $74,137,457) 100.3%             74,988,242
Other Assets and Liabilities, Net (0.3%)                                (198,304)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $74,789,938
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                     Underlying    Unrealized
                                        Expiration   Face Amount  Appreciation/
                                           Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Sold:
55 Five Year U.S. Treasury Notes          12/02      $6,255,391    ($188,880)


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                      STRONG ADVISOR STRATEGIC INCOME FUND

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 92.7%
@Entertainment, Inc. Senior Discount
  Notes, Series B, Zero %, Due 7/15/08
  (Rate Reset Effective 7/15/03) (b)                     $700,000       $122,500
AMC Entertainment, Inc. Senior Subordinated
  Notes, 9.875%, Due 2/01/12                              200,000        178,500
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                     150,000        130,727
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount
  Notes, Zero %, Due 3/01/10 (Rate Reset
  Effective 3/01/03) (Defaulted Effective
  9/21/01) (g)                                            600,000         15,000
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11                             100,000        105,000
American Seafood Group LLC Senior
  Subordinated Notes,
  10.125%, Due 4/15/10 (b)                                200,000        197,250
Amkor Technology, Inc. Senior Notes,
  9.25%, Due 5/01/06                                      220,000        184,800
Anchor Glass Container Corporation
  First Mortgage Notes, 11.25%, Due 4/01/05               500,000        472,500
Atlas Air Worldwide Holdings, Inc. Senior
  Notes, 9.375%, Due 11/15/06                             200,000         51,000
Avencia Group PLC Yankee Notes,
  11.00%, Due 7/01/09                                     395,000        342,169
Buffets, Inc. Senior Subordinated Notes,
  11.25%, Due 7/15/10 (b)                                 250,000        251,250
Burns Philp Capital Property, Ltd. Senior
  Subordinated Notes, 9.75%, Due 7/15/12 (b)              124,000        122,140
CP Ships, Ltd. Senior Notes,
  10.375%, Due 7/15/12 (b)                                200,000        207,000
CSC Holdings, Inc. Senior Notes,
  7.625%, Due 4/01/11                                     180,000        148,050
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes,
  8.50%, Due 5/01/08                                      135,000         44,550
William Carter Company Senior
  Subordinated Notes, Series B,
  10.875%, Due 8/15/11                                    240,000        259,200
Charter Communications Holdings
  LLC/Charter Communications Holdings
  Capital Corporation Senior Notes,
  10.00%, Due 4/01/09                                     500,000        216,250
Chumash Casino & Resort Enterprise
  Senior Notes, 9.00%, Due 7/15/10 (b)                    200,000        209,250
Collins & Aikman Floorcoverings, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/15/10                  200,000        194,000
Corrections Corporation Senior Notes,
  9.875%, Due 5/01/09 (b)                                 200,000        212,250
Denny's Corporation Senior Notes,
  11.25%, Due 1/15/08                                     250,000        191,250
Dex Media East LLC Senior Notes,
  9.875%, Due 11/15/09 (b) (e)                            125,000        129,375
Dex Media East LLC Senior Subordinated
  Notes, 12.125%, Due 11/15/12 (b) (e)                    175,000        181,125
Doane Pet Care Company Senior
  Subordinated Notes, 9.75%, Due 5/15/07                  250,000        185,000
Dole Food, Inc. Notes, 6.375%, Due 10/01/05               200,000        190,814
EOTT Energy Partners LP/EOTT Energy
  Finance Corporation Senior Notes, 11.00%,
  Due 10/01/09 (Defaulted Effective 10/01/02)             350,000        141,750
Emmis Communications Corporation
  Senior Discount Notes, Zero %, Due 3/15/11
  (Rate Reset Effective 3/15/06)                          193,000        152,953
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.75%, Due 2/15/09                    30,000         24,934
Extendicare Health
  Services, Inc. Senior Notes, 9.50%,
  Due 7/01/10 (b)                                         200,000        197,000
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10                 300,000        166,500
Finlay Enterprises, Inc.
  Senior Debentures, 9.00%, Due 5/01/08                   195,000        174,525
Flextronics International, Ltd. Senior
  Subordinated Yankee Notes, 9.875%, Due 7/01/10          190,000        198,550
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09 (Defaulted
  Effective 8/01/02)                                      150,000          5,250
Graham Packaging Holdings Company/GPC
  Capital Corporation I Senior Subordinated
  Notes, Series B, 8.75%, Due 1/15/08                     500,000        435,000
Hollywood Casino Shreveport/Shreveport
  Capital Corporation First Mortgage Notes,
  13.00%, Due 8/01/06                                     335,000        337,125
Hollywood Entertainment Corporation
  Senior Subordinated Notes, Series B,
  10.625%, Due 8/15/04                                    210,000        211,050
Huntsman International, LLC Senior Notes,
  9.875%, Due 3/01/09                                     300,000        298,500
Hyperion Telecommunications, Inc. Senior
  Discount Notes, Series B, 13.00%, Due 4/15/03
  (Defaulted Effective 3/04/02) (g)                       650,000          4,875
IMC Global, Inc. Senior Notes, Series B,
  11.25%, Due 6/01/11                                     125,000        135,000
Jazz Casino Company LLC Floating Rate Senior
  Notes, 4.5481%, Due 3/31/08                             139,267        137,178
JohnsonDiversey, Inc. Senior Subordinated
  Notes, 9.625%, Due 5/15/12 (b)                          250,000        251,250
Earle M Jorgensen Company Notes,
  9.75%, Due 6/01/12                                      200,000        195,000
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                     100,000        111,500
LBI Media, Inc. Senior Subordinated Notes,
  10.125%, Due 7/15/12 (b)                                200,000        208,500
Lone Star Technologies, Inc. Senior
  Subordinated Notes, Series B,
  9.00%, Due 6/01/11                                      230,000        189,750
Magnum Hunter Resources, Inc. Senior
  Notes, 9.60%, Due 3/15/12                               200,000        211,000
Metaldyne Corporation Senior Subordinated
  Notes, 11.00%, Due 6/15/12 (b)                          200,000        150,000
Mirant Americas Generation, Inc.
  Senior Notes, 8.30%, Due 5/01/11                        180,000         76,500
Mother's Work, Inc. Senior Notes,
  11.25%, Due 8/01/10                                     200,000        201,000
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10 (Defaulted
  Effective 11/21/01) (g)                                 100,000          1,375
Nextel Communications, Inc. Senior Notes
  9.375%, Due 11/15/09                                    400,000        345,000
On Semiconductor Corporation Senior
  Secured Notes, 12.00%, Due 5/15/08 (b)                  200,000        123,000
Oregon Steel Mills, Inc. First Mortgage
  Notes, 10.00%, Due 7/15/09 (b)                          141,000        141,705
PCA LLC/PCA Finance Corporation Senior
  Notes, 11.875%, Due 8/01/09 (b)                         300,000        300,000

--------------------------------------------------------------------------------

                STRONG ADVISOR STRATEGIC INCOME FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Paxson Communications Corporation Senior
  Subordinated Discount Notes, Zero %,
  Due 1/15/09 (Rate Reset Effective 1/15/06)             $540,000    $   267,300
Pegasus Satellite Communications, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 3/01/07 (Rate Reset Effective 3/01/04)              315,000         80,325
Pinnacle Entertainment, Inc. Senior
  Subordinated Notes, Series B,
  9.50%, Due 8/01/07                                      465,000        397,575
Plastipak Holdings, Inc. Senior Notes,
  10.75%, Due 9/01/11                                     400,000        416,500
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                       155,000        161,006
PRIMEDIA, Inc. Senior Notes,
  8.875%, Due 5/15/11                                     290,000        244,325
Qwest Capital Funding, Inc. Guaranteed Notes,
  7.25%, Due 2/15/11                                      218,000        122,080
Qwest Corporation Notes,
  8.875%, Due 3/15/12 (b)                                 225,000        205,875
RailAmerica Transportation Corporation Senior
  Subordinated Notes, 12.875%, Due 8/15/10                300,000        301,500
Regal Cinemas Corporation Senior
  Subordinated Notes, 9.375%, Due 2/01/12                 200,000        210,000
Riverwood International Corporation Senior
  Subordinated Notes, 10.875%, Due 4/01/08                200,000        204,000
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07                  225,000        119,250
Solectron Corporation Senior Notes,
  9.625%, Due 2/15/09                                     150,000        135,750
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09                270,000        274,725
Standard Pacific Corporation Senior Notes,
  9.25%, Due 4/15/12                                      200,000        188,000
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                              300,000        324,000
Telewest Communications PLC Senior Yankee
  Discount Debentures, 11.00%, Due 10/01/07
  (Defaulted Effective 10/01/02)                          465,000         55,800
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                           250,000        248,750
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08 (Defaulted
  Effective 11/14/01) (g)                                 100,000         72,500
Tyco International Group SA Senior Yankee
  Notes, 6.375%, Due 10/15/11                             350,000        298,078
UCAR Finance, Inc. Guaranteed Senior Notes,
  10.25%, Due 2/15/12                                     200,000        138,500
United Industries Corporation Senior
  Subordinated Notes, Series B,
  9.875%, Due 4/01/09                                     210,000        209,475
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Second Mortgage Notes,
  11.00%, Due 6/15/10 (b)                                 370,000        381,100
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09           245,000        246,225
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09 (b)                                 300,000        280,500
Wheeling Island Gaming, Inc. Senior Notes,
  10.125%, Due 12/15/09                                   300,000        294,000
WorldCom, Inc. Notes, 7.50%, Due 5/15/11
  (Defaulted Effective 6/27/02)                            82,000         14,555
WorldCom, Inc. Variable Rate Notes, 7.375%,
  Due 1/15/11 (Remarketing Date 1/15/03)
  (Defaulted Effective 6/27/02) (b)                       295,000         52,362
Wynn Las Vegas LLC / Wynn Las Vegas
  Capital Corporation Mortgage Notes,
  12.00%, Due 11/01/10                                    100,000         94,500
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $18,173,995)                              15,705,276
--------------------------------------------------------------------------------
Convertible Bonds 1.3%
Amkor Technology, Inc. Notes,
  5.00%, Due 3/15/07                                      250,000         89,688
Celestica, Inc. Yankee Bonds, Zero %, 8/01/20             285,000        127,181
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $310,059)                                  216,869
--------------------------------------------------------------------------------
Preferred Stocks 1.0%
Adelphia Communications Corporation
  13.00% Exchangeable, Series B (g)                           350            262
Global Crossing Holdings, Ltd. 10.50% Senior
  Preferred (Defaulted Effective 1/03/02) (g)               1,052             11
Rural Cellular Corporation:
  11.375% Senior Exchangeable, Series B                       278         42,395
  12.25% Junior Exchangeable (g)                            2,548        133,770
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $454,702)                                   176,438
--------------------------------------------------------------------------------
Common Stocks 3.8%
Ameristar Casinos, Inc. (f)                                10,800        140,389
Denny's Corporation (f)                                    40,000         32,000
Hollywood Casino Corporation Class A (f)                   13,750        169,400
Pinnacle Entertainment, Inc. (f)                           22,200        165,390
Spanish Broadcasting System, Inc. Class A (f)              19,700        130,611
--------------------------------------------------------------------------------
Total Common Stocks (Cost $618,224)                                      637,790
--------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc., Expire
  3/01/10 (Acquired 1/04/01-5/16/01;
  Cost $60) (b) (g)                                         6,000             60
Jostens, Inc., Expire 5/01/10 (b)                             100          2,425
--------------------------------------------------------------------------------
Total Warrants (Cost $2,060)                                               2,485
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 10/31/02), 1.50%,
  Due 11/01/02 (Repurchase proceeds
  $83,103); Collateralized by: United States
  Government & Agency Issues (d)                          $83,100         83,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $83,100)                               83,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $19,642,140) 99.3%              16,821,958
Other Assets & Liabilities, Net 0.7%                                     117,889
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $16,939,847
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.
(g)  Illiquid security.
(h)  Accretion Bond.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2002
                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                    Bond Fund
                                                                  --------------

Assets:
  Investments in Securities, at Value
   (Including Repurchase Agreements of $73,594) (Cost $482,865)      $488,541
  Receivable for Securities Sold                                       50,465
  Receivable for Fund Shares Sold                                       1,325
  Dividends and Interest Receivable                                     3,501
  Variation Margin Receivable                                              72
  Other Assets                                                             58
                                                                     --------
  Total Assets                                                        543,962

Liabilities:
   Payable for Securities Purchased                                   117,726
   Payable for Fund Shares Redeemed                                       174
   Dividends Payable                                                    1,119
   Accrued Operating Expenses and Other Liabilities                        93
                                                                     --------
   Total Liabilities                                                  119,112
                                                                     --------
Net Assets                                                           $424,850
                                                                     ========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                     $432,641
   Undistributed Net Investment Income (Loss)                             563
   Undistributed Net Realized Gain (Loss)                             (14,246)
   Net Unrealized Appreciation (Depreciation)                           5,892
                                                                     --------
   Net Assets                                                        $424,850
                                                                     ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Class A ($ and shares in full)
  Net Assets                                                        $23,436,253
  Capital Shares Outstanding (Unlimited Number Authorized)            2,184,858
  Net Asset Value Per Share                                              $10.73
                                                                         ======
  Public Offering Price Per Share
  ($10.73 divided by .955)                                               $11.24
                                                                         ======
Class B ($ and shares in full)
  Net Assets                                                        $13,577,308
  Capital Shares Outstanding (Unlimited Number Authorized)            1,265,291
  Net Asset Value Per Share                                              $10.73
                                                                         ======
Class C ($ and shares in full)
   Net Assets                                                       $10,036,533
   Capital Shares Outstanding (Unlimited Number Authorized)             935,544
   Net Asset Value Per Share                                             $10.73
                                                                         ======
Class K ($ and shares in full)
   Net Assets                                                          $103,892
   Capital Shares Outstanding (Unlimited Number Authorized)               9,695
   Net Asset Value Per Share                                             $10.72
                                                                         ======
Class Z ($ and shares in full)
   Net Assets                                                      $110,246,041
   Capital Shares Outstanding (Unlimited Number Authorized)          10,276,283
   Net Asset Value Per Share                                             $10.73
                                                                         ======
Institutional Class ($ and shares in full)
   Net Assets                                                      $267,450,399
   Capital Shares Outstanding (Unlimited Number Authorized)          24,956,189
   Net Asset Value Per Share                                             $10.72
                                                                         ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                                      (In Thousands)

                                                                      Strong Advisor
                                                                      Short Duration
                                                                        Bond Fund
                                                                      --------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $12,727) (Cost $74,137)           $74,988
  Receivable for Securities Sold                                               95
  Receivable for Fund Shares Sold                                             180
  Dividends and Interest Receivable                                           713
  Other Assets                                                                 28
                                                                          -------
  Total Assets                                                             76,004

Liabilities:
  Payable for Securities Purchased                                            870
  Payable for Fund Shares Redeemed                                            132
  Dividends Payable                                                           162
  Variation Margin Payable                                                     15
  Accrued Operating Expenses and Other Liabilities                             35
                                                                          -------
  Total Liabilities                                                         1,214
                                                                          -------
Net Assets                                                                $74,790
                                                                          =======
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                           $80,957
  Undistributed Net Investment Income (Loss)                                    4
  Undistributed Net Realized Gain (Loss)                                   (6,833)
  Net Unrealized Appreciation (Depreciation)                                  662
                                                                          -------
  Net Assets                                                              $74,790
                                                                          =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2002

                                                                  Strong Advisor
                                                                  Short Duration
                                                                    Bond Fund
                                                                  --------------
Class A ($ and shares in full)
  Net Assets                                                        $22,230,429
  Capital Shares Outstanding (Unlimited Number Authorized)            2,245,621
  Net Asset Value Per Share                                               $9.90
                                                                          =====
  Public Offering Price Per Share
  ($9.90 divided by .9775)                                               $10.13
                                                                         ======
Class B ($ and shares in full)
  Net Assets                                                        $13,418,560
  Capital Shares Outstanding (Unlimited Number Authorized)            1,358,343
  Net Asset Value Per Share                                               $9.88
                                                                          =====
Class C ($ and shares in full)
  Net Assets                                                         $8,946,548
  Capital Shares Outstanding (Unlimited Number Authorized)              903,865
  Net Asset Value Per Share                                               $9.90
                                                                          =====
Class Z ($ and shares in full)
  Net Assets                                                        $30,194,401
  Capital Shares Outstanding (Unlimited Number Authorized)            3,060,976
  Net Asset Value Per Share                                               $9.86
                                                                          =====

                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES (continued)
--------------------------------------------------------------------------------
October 31, 2002

                                                 (In Thousands, Except As Noted)

                                                           Strong Advisor
                                                       Strategic Income Fund
                                                       ---------------------
Assets:
  Investments in Securities, at Value
    (Cost of $19,642)                                          $16,822
  Receivable for Securities Sold                                   318
  Receivable for Fund Shares Sold                                   57
  Dividends and Interest Receivable                                476
  Other Assets                                                      26
                                                               -------
  Total Assets                                                  17,699

Liabilities:
  Payable for Securities Purchased                                 583
  Payable for Fund Shares Redeemed                                  33
  Dividends Payable                                                129
  Accrued Operating Expenses and Other Liabilities                  14
                                                               -------
  Total Liabilities                                                759
                                                               -------
Net Assets                                                     $16,940
                                                               =======
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $22,288
  Undistributed Net Investment Income (Loss)                       (22)
  Undistributed Net Realized Gain (Loss)                        (2,506)
  Net Unrealized Appreciation/Depreciation                      (2,820)
                                                               -------
  Net Assets                                                   $16,940
                                                               =======
Class A ($ and shares in full)
  Net Assets                                                $7,698,897
  Capital Shares Outstanding (Unlimited
    Number Authorized)                                       1,003,228
  Net Asset Value Per Share                                      $7.67
                                                                 =====
  Public Offering Price Per Share
  ($7.67 divided by .955)                                        $8.03
                                                                 =====
Class B ($ and shares in full)
  Net Assets                                                $4,312,555
  Capital Shares Outstanding (Unlimited
    Number Authorized)                                         561,586
  Net Asset Value Per Share                                      $7.68
                                                                 =====
Class C ($ and shares in full)
  Net Assets                                                $4,928,395
  Capital Shares Outstanding (Unlimited
    Number Authorized)                                         643,031
  Net Asset Value Per Share                                      $7.66
                                                                 =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                  (In Thousands)
                                                                  Strong Advisor
                                                                    Bond Fund
                                                                  --------------
Income:
  Interest                                                            $24,844
  Dividends - Unaffiliated Issuers                                        156
  Dividends - Affiliated Issuers                                           96
                                                                      -------
  Total Income                                                         25,096

Expenses (Note 4):
  Investment Advisory Fees                                              1,085
  Administrative Fees                                                     463
  Custodian Fees                                                           46
  Shareholder Servicing Costs                                             659
  Reports to Shareholders                                                  98
  12b-1 Fees                                                              235
  Other                                                                   116
                                                                      -------
  Total Expenses before Expense Offsets                                 2,702
  Expense Offsets                                                         (25)
                                                                      -------
  Expenses, Net                                                         2,677
                                                                      -------
Net Investment Income                                                  22,419

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                       (12,770)
    Written Options                                                        12
    Futures Contracts                                                       8
    Forward Foreign Currency Contracts                                    762
    Swaps                                                               1,080
    Foreign Currencies                                                    (16)
                                                                      -------
    Net Realized Gain (Loss)                                          (10,924)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         3,694
    Futures Contracts                                                  (1,059)
    Swaps                                                                (175)
    Foreign Currencies                                                      1
                                                                      -------
    Net Change in Unrealized Appreciation/Depreciation                  2,461
                                                                      -------
Net Gain (Loss) on Investments                                         (8,463)
                                                                      -------
Net Increase (Decrease) in Net Assets Resulting from Operations       $13,956
                                                                      =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                  Short Duration
                                                                    Bond Fund
                                                                  --------------
Income:
  Interest                                                            $3,243
  Dividends                                                                9
                                                                      ------
  Total Income                                                         3,252

Expenses (Note 4):
  Investment Advisory Fees                                               263
  Administrative Fees                                                    196
  Custodian Fees                                                          11
  Shareholder Servicing Costs                                            174
  Reports to Shareholders                                                 54
  12b-1 Fees                                                             165
  Federal and State Registration Fees                                     71
  Other                                                                    4
                                                                      ------
  Total Expenses before Expense Offsets                                  938
  Expense Offsets                                                        (26)
                                                                      ------
  Expenses, Net                                                          912
                                                                      ------
Net Investment Income                                                  2,340

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                       (2,013)
    Futures Contracts                                                   (552)
                                                                      ------
    Net Realized Gain (Loss)                                          (2,565)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          525
    Futures Contracts                                                   (282)
                                                                      ------
  Net Change in Unrealized Appreciation/Depreciation                     243
                                                                      ------
Net Gain (Loss) on Investments                                        (2,322)
                                                                      ------
Net Increase (Decrease) in Net Assets Resulting from Operations       $   18
                                                                      ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                    Strategic
                                                                   Income Fund
                                                                  --------------
Income:
  Interest                                                            $1,877
  Dividends                                                               59
                                                                      ------
  Total Income                                                         1,936

Expenses (Note 4):
  Investment Advisory Fees                                                84
  Administrative Fees                                                     47
  Custodian Fees                                                           7
  Shareholder Servicing Costs                                             34
  Reports to Shareholders                                                 13
  12b-1 Fees                                                             104
  Federal and State Registration Fees                                     35
  Other                                                                   10
                                                                      ------
  Total Expenses before Expense Offsets                                  334
  Expense Offsets                                                        (46)
                                                                      ------
  Expenses, Net                                                          288
                                                                      ------
Net Investment Income                                                  1,648

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                             (2,135)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                                    (1,762)
                                                                      ------
Net Gain (Loss) on Investments                                        (3,897)
                                                                      ------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                          ($2,249)
                                                                      ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                (In Thousands)

                                                           Strong Advisor Bond Fund
                                                        ------------------------------
                                                         Year Ended       Year Ended
                                                        Oct. 31, 2002    Oct. 31, 2001
                                                        -------------    -------------
Operations:
  Net Investment Income                                   $ 22,419         $ 24,691
  Net Realized Gain (Loss)                                 (10,924)           9,646
  Net Change in Unrealized Appreciation/Depreciation         2,461            7,446
                                                          --------         --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                         13,956           41,783

Distributions:
  From Net Investment Income:
    Class A                                                   (739)            (401)
    Class B                                                   (346)            (141)
    Class C                                                   (298)            (155)
    Class K                                                     (4)              --
    Class L                                                     (6)             (15)
    Class Z                                                 (4,401)          (4,180)
    Institutional Class                                    (16,801)         (19,898)
  From Net Realized Gains:
    Class A                                                   (165)             (42)
    Class B                                                   (107)             (18)
    Class C                                                    (92)             (25)
    Class K                                                     --               --
    Class L                                                    (10)              (2)
    Class Z                                                 (1,083)            (746)
    Institutional Class                                     (4,436)          (3,041)
                                                          --------         --------
  Total Distributions                                      (28,488)         (28,664)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                        (38,398)         177,237
                                                          --------         --------
Total Increase (Decrease) in Net Assets                    (52,930)         190,356

Net Assets:
  Beginning of Year                                        477,780          287,424
                                                          --------         --------
  End of Year                                             $424,850         $477,780
                                                          ========         ========
Undistributed Net Investment Income (Loss)                $    563         $   (245)


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                     (In Thousands)

                                                                     Strong Advisor
                                                                 Short Duration Bond Fund
                                                              ------------------------------
                                                               Year Ended       Year Ended
                                                              Oct. 31, 2002    Oct. 31, 2001
                                                              -------------    -------------
Operations:
  Net Investment Income                                          $ 2,340          $ 2,917
  Net Realized Gain (Loss)                                        (2,565)             200
  Net Change in Unrealized Appreciation/Depreciation                 243              574
                                                                 -------          -------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                   18            3,691

Distributions:
  From Net Investment Income:
    Class A                                                         (507)            (181)
    Class B                                                         (183)             (62)
    Class C                                                         (141)             (43)
    Class L                                                           (2)              (9)
    Class Z                                                       (1,485)          (3,090)
                                                                 -------          -------
  Total Distributions                                             (2,318)          (3,385)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share
  Transactions                                                    12,572           13,068
                                                                 -------          -------
Total Increase (Decrease) in Net Assets                           10,272           13,374

Net Assets:
  Beginning of Year                                               64,518           51,144
                                                                 -------          -------
  End of Year                                                    $74,790          $64,518
                                                                 =======          =======
Undistributed Net Investment Income (Loss)                       $     4          $  (255)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                             (In Thousands)

                                                             Strong Advisor
                                                         Strategic Income Fund
                                                     -----------------------------
                                                       Year Ended    Period Ended
                                                     Oct. 31, 2002   Oct. 31, 2001
                                                     -------------   -------------
                                                                        (Note 1)
Operations:
  Net Investment Income                                  $ 1,648        $   679
  Net Realized Gain (Loss)                                (2,135)           (92)
  Net Change in Unrealized Appreciation/Depreciation      (1,762)        (1,058)
                                                         -------        -------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             (2,249)          (471)

Distributions:
  From Net Investment Income:
    Class A                                                 (910)          (421)
    Class B                                                 (353)          (120)
    Class C                                                 (404)          (106)
    Class L                                                   (6)           (32)
  From Net Realized Gains:
    Class A                                                 (144)            --
    Class B                                                  (62)            --
    Class C                                                  (63)            --
    Class L                                                   (7)            --
                                                         -------        -------
  Total Distributions                                     (1,949)          (679)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                       10,518         11,770
                                                         -------        -------
Total Increase (Decrease) in Net Assets                    6,320         10,620

Net Assets:
  Beginning of Period                                     10,620             --
                                                         -------        -------
  End of Period                                          $16,940        $10,620
                                                         =======        =======
Undistributed Net Investment Income (Loss)               $   (22)       $    --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Advisor Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Advisor Bond Fund (a series of Strong Income Funds II, Inc.)
     - Strong Advisor Short Duration Bond Fund (a series of Strong Short-Term Global Bond Fund, Inc.)
     - Strong Advisor Strategic Income Fund(1) (a series of Strong Short-Term Global Bond Fund, Inc.)

        /(1)/ Formerly Strong Advisor Aggressive High-Yield Bond Fund.

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Strong Advisor Bond Fund offers six classes of shares. Class Z shares are available only to those currently invested in Class Z shares and through programs managed by Strong Capital Management, Inc., Institutional Class shares are available only to investors that meet certain minimum account sizes, Class A, B and C shares are available only through financial professionals and Class K shares (which were first offered December 31, 2001) are available only through programs managed by Strong Capital Management, Inc. Strong Advisor Short Duration Bond Fund offers only Class Z, A, B and C shares. Strong Advisor Strategic Income Fund offers only Class A, B and C shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective November 30, 2000, Strong Advisor Strategic Income Fund commenced operations and offered four classes of shares: Class A, B, C and L.

     Effective December 27, 2001, Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund merged their Class L shares into their Class A shares.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at October 31, 2002 are as follows:

                                            Aggregate    Aggregate   Percent of
                                               Cost     Fair Value   Net Assets
                                            ---------   ----------   ----------
          Strong Advisor Bond Fund           $20,003      $7,005        0.0%
          Strong Advisor Strategic
            Income Fund                          60          60         0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------
October 31, 2002

          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (K) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least

          102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At October 31, 2002, the Funds had no securities on loan.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (M) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (N) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (O) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                           Administrative Fees
                                      Advisory    -------------------------------------------------------------------  Institutional
                                        Fees      Class A   Class B   Class C   Class K/(1)/   Class L/(2)/   Class Z       Class
                                     -----------  -------   -------   -------   ------------   ------------   -------  -------------
     Strong Advisor Bond Fund        0.23%/(3)/    0.28%     0.28%     0.28%       0.25%          0.28%        0.28%        0.02%
     Strong Advisor Short Duration
       Bond Fund                     0.375%/(4)/   0.28%     0.28%     0.28%         *            0.28%        0.28%         ***
     Strong Advisor Strategic
       Income Fund                   0.50%/(5)/    0.28%     0.28%     0.28%         *            0.28%          **          ***

       * Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund do not offer Class K shares.

      **    Strong Advisor Strategic Income Fund does not offer Class Z shares.

     *** Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund do not offer Institutional Class shares.

     /(1)/  For the period 12-31-01 to 10-31-02.

     /(2)/  For the period 11-1-01 to 12-27-01.

     /(3)/ The Investment Advisory fees are 0.23% for the first $4 billion, 0.205% for $4 to $6 billion, and 0.180% thereafter.

     /(4)/ The Investment Advisory fees are 0.375% for the first $4 billion, 0.350% for $4 to $6 billion, and 0.325% thereafter.

     /(5)/ The Investment Advisory fees are 0.50% for the first $4 billion, 0.475% for $4 to $6 billion, and 0.450% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Funds' Class Z shares are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for Strong Advisor Bond Fund's Institutional Class are paid at an annual rate of 0.015% of the average daily net asset value of the class. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C, K and L shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
October 31, 2002


   The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B, C and L shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average daily net assets of the Class A, B, C and L shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B, C and L shares. See Note 4.

   The Funds' Class A, B, C and L shares have various sales and redemption fees charged to shareholders of certain Fund's classes. Strong Advisor Bond Fund and Strong Advisor Strategic Income Fund's Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund's Class A shares have a maximum 2.25% front-end sales charge. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a maximum 1.00% contingent deferred sales charge. The Funds' Class L shares were offered with a maximum 1.00% front-end sales charge and a maximum 1.00% contingent deferred sales charge.

   For the year ended October 31, 2002, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $14,150, Strong Advisor Short Duration Bond Fund $5,806 and Strong Advisor Strategic Income Fund $4,983. For the year ended October 31, 2002, the Distributor also received $41,175, $34,558 and $20,842 of aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

   The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

   Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2002 is as follows:

                                          Payable to/
                                       (Receivable from)           Shareholder
                                         Administrator              Servicing         Transfer Agency      Unaffiliated
                                         or Advisor at          and Other Expenses        Banking           Directors'
                                        October 31, 2002      Paid to Administrator   Charges/(Credits)        Fees
                                        ----------------      ---------------------   -----------------    -------------
Strong Advisor Bond Fund                     $76,469                 $658,961              $10,605            $8,840
Strong Advisor Short Duration Bond Fund       21,899                  174,125                1,064             1,466
Strong Advisor Strategic Income Fund           4,722                   34,567                  123               691

At October 31, 2002, the Distributor owns the following percentages of the outstanding shares of each class:

                                                     Class A   Class B   Class C    Class K
                                                     -------   -------   -------    -------
Strong Advisor Bond Fund                               --*       --*       --*        100%
Strong Advisor Short Duration Bond Fund                --*       --*       --*         --*
Strong Advisor Strategic Income Fund                   16%       --*       --*         --*

*    Amount calculated is less than 10%.


4.   Expenses and Expense Offsets

     For the year ended October 31, 2002, the class specific expenses are as follows:

                                  Administrative        Shareholder     Reports to
                                       Fees           Servicing Costs  Shareholders  12b-1 Fees   Other
                                  --------------      ---------------  ------------  -----------  -----
Strong Advisor Bond Fund
  Class A                            $ 49,336            $ 35,619         $ 4,082     $ 44,050   $  351
  Class B                              28,964              21,299          10,103      103,444      188
  Class C                              24,225              17,581           4,914       86,517       55
  Class K                                 222                 170              17           --       --
  Class L                                 362                 260             238          970       --
  Class Z                             293,763             534,663          26,619           --    2,277
  Institutional Class                  66,315              49,152          51,829           --    8,213

----------------------------------------------------------------------------------------------------------------
                                                Administrative    Shareholder     Reports to
                                                     Fees       Servicing Costs  Shareholders  12b-1 Fees   Other
                                                --------------  ---------------  ------------  ----------   -----
Strong Advisor Short Duration Bond Fund
   Class A                                         $ 40,780        $ 29,428        $ 2,530      $ 36,494    $ 280
   Class B                                           20,359          14,996          4,397        73,063       55
   Class C                                           15,425          11,288          3,193        55,091       55
   Class L                                              248             180            362           665        1
   Class Z                                          119,281         118,179         44,001            --      907
Strong Advisor Strategic Income Fund
   Class A                                           23,976          17,291          4,311        21,584      337
   Class B                                           10,718           7,913          4,243        38,278       38
   Class C                                           12,317           9,073          4,004        43,990       38
   Class L                                              143             102            247           382       --

For the year ended October 31, 2002, the expense offsets are as follows:

                                                              Expense
                                                            Waivers and
                                                            Absorptions                     Transfer Agency
                                                             by Advisor   Earnings Credits  Banking Credits
                                                            -----------   ----------------  ---------------
Strong Advisor Bond Fund
   Class A                                                          --           --              --
   Class B                                                          --           --              --
   Class C                                                          --           --              --
   Class K                                                          --           --              --
   Class L                                                          --           --              --
   Class Z                                                          --           --              --
   Institutional Class                                              --           --              --
   Fund Level                                                       --     ($24,965)             --
Strong Advisor Short Duration Bond Fund
   Class A                                                    ($17,866)          --              --
   Class B                                                      (2,754)          --              --
   Class C                                                      (1,896)          --              --
   Class L                                                          --           --              --
   Class Z                                                          --           --              --
   Fund Level                                                       --       (3,050)             --
Strong Advisor Strategic Income Fund
   Class A                                                     (44,830)          --              --
   Class B                                                        (271)          --              --
   Class C                                                        (516)          --              --
   Class L                                                         (58)          --             ($5)
   Fund Level                                                       --         (727)             --

5.  Line of Credit

    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 5% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

--------------------------------------------------------------------------------
October 31, 2002


6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended October 31, 2002 are as follows:

                                                      Purchases                           Sales
                                           -------------------------------      -----------------------------
                                            U.S. Government                     U.S. Government
                                              and Agency          Other           and Agency         Other
                                           -----------------  ------------      --------------   ------------
Strong Advisor Bond Fund                     $1,474,120,972   $546,828,913      $1,528,355,353   $607,934,466
Strong Advisor Short Duration Bond Fund          63,926,112     76,192,234          56,491,841     61,910,397
Strong Advisor Strategic Income Fund                     --     47,944,635                  --     37,575,941

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of October 31, 2002:

                                                                                      Net Unrealized
                                                             Gross         Gross       Appreciation/   Distributable   Distributable
                                              Cost of     Unrealized    Unrealized     (Depreciation)    Ordinary        Long-Term
                                            Investments  Appreciation  (Depreciaton)  on Investments      Income       Capital Gains
                                           ------------  ------------  -------------  ---------------  -------------   -------------
Strong Advisor Bond Fund                   $484,038,631   $8,709,436   ($4,207,226)     $4,502,210       $562,765          $--
Strong Advisor Short Duration Bond Fund      74,137,457    1,098,032      (247,247)        850,785          4,322           --
Strong Advisor Strategic Income Fund         19,682,593      550,836    (3,411,471)     (2,860,635)            --           --

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the year ended October 31, 2002 and capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                                   Long-Term
                                                   Ordinary         Capital       Net Capital
                                                    Income           Gains            Loss
                                                 Distributions   Distributions     Carryovers
                                                 -------------   -------------   ------------
Strong Advisor Bond Fund                         $28,487,175          $--        $(12,906,803)
Strong Advisor Short Duration Bond Fund            2,317,448           --          (6,994,432)
Strong Advisor Strategic Income Fund               1,949,062           --          (2,465,251)

For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2002, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
Strong Advisor Bond Fund 0.5%, Strong Advisor Short Duration Bond Fund 0.4%, and Strong Advisor Strategic Income Fund 3.0%.


 8.  Capital Share Transactions

                                                              Strong Advisor Bond Fund
                                                            -----------------------------
                                                              Year Ended     Year Ended
                                                            Oct. 31, 2002   Oct. 31, 2001
                                                            -------------   -------------
Capital Share Transactions of Each Class of
Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                 $ 16,559,898     $ 17,430,059
  Proceeds from Reinvestment of Distributions                    728,324          323,700
  Payment for Shares Redeemed                                 (9,085,361)      (3,290,532)
  Transfer in from Class L (Note 1)                              791,225               --
                                                            ------------     ------------

  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 8,994,086       14,463,227

CLASS B
  Proceeds from Shares Sold                                    7,395,688        8,398,788
  Proceeds from Reinvestment of Distributions                    313,530           86,300
  Payment for Shares Redeemed                                 (1,917,863)        (606,780)
                                                            ------------     ------------
   Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 5,791,355        7,878,308

CLASS C

  Proceeds from Shares Sold                                    5,846,577        7,418,280
  Proceeds from Reinvestment of Distributions                    155,499           56,486
  Payment for Shares Redeemed                                 (2,796,799)        (535,882)
                                                            ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 3,205,277        6,938,884

CLASS K

  Proceeds from Shares Sold                                      100,000               --
  Proceeds from Reinvestment of Distributions                      3,469               --
                                                            ------------     ------------
   Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                   103,469               --

CLASS L

  Proceeds from Shares Sold                                       37,327          790,442
  Proceeds from Reinvestment of Distributions                     10,188           10,261
  Payment for Shares Redeemed                                    (56,993)              --
  Transfer out to Class A (Note 1)                              (791,225)              --
                                                            ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  (800,703)         800,703

CLASS Z

  Proceeds from Shares Sold                                   70,863,026       79,605,874
  Proceeds from Reinvestment of Distributions                  5,509,969        4,572,485
  Payment for Shares Redeemed                                (46,235,693)     (29,834,249)
                                                            ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                30,137,302       54,344,110

INSTITUTIONAL CLASS

   Proceeds from Shares Sold                                 152,845,264      182,862,974
   Proceeds from Reinvestment of Distributions                20,775,516       22,279,363
   Payment for Shares Redeemed                              (259,449,916)    (112,330,259)
                                                            ------------     ------------
   Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                               (85,829,136)      92,812,078

Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               ($38,398,350)    $177,237,310
                                                            ============     ============

--------------------------------------------------------------------------------
October 31, 2002

                                                                Strong Advisor Bond Fund
                                                             -----------------------------
                                                              Year Ended      Year Ended
                                                             Oct. 31, 2002   Oct. 31, 2001
                                                             -------------   -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                                          1,552,335       1,601,711
  Issued in Reinvestment of Distributions                          68,138          29,808
  Redeemed                                                       (850,905)       (302,732)
  Transfer in from Class L (Note 1)                                74,293              --
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                               843,861       1,328,787
                                                               ==========      ==========

CLASS B
  Sold                                                            692,376         771,880
  Issued in Reinvestment of Distributions                          29,304           7,939
  Redeemed                                                       (180,361)        (55,847)
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                               541,319         723,972
                                                               ==========      ==========

CLASS C
  Sold                                                            548,162         680,214
  Issued in Reinvestment of Distributions                          14,594           5,198
  Redeemed                                                       (263,348)        (49,276)
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                               299,408         636,136
                                                               ==========      ==========

CLASS K
  Sold                                                              9,368              --
  Issued in Reinvestment of Distributions                             327              --
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                                 9,695              --
                                                               ==========      ==========

CLASS L
  Sold                                                              3,391          72,714
  Issued in Reinvestment of Distributions                             945             943
  Redeemed                                                         (3,691)             --
  Transfer out to Class A (Note 1)                                (74,302)             --
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                               (73,657)         73,657
                                                               ==========      ==========

CLASS Z
  Sold                                                          6,644,380       7,366,057
  Issued in Reinvestment of Distributions                         515,686         420,859
  Redeemed                                                     (4,340,164)     (2,748,852)
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                             2,819,902       5,038,064
                                                               ==========      ==========

INSTITUTIONAL CLASS
  Sold                                                         14,343,434      16,782,624
  Issued in Reinvestment of Distributions                       1,944,522       2,055,526
  Redeemed                                                    (24,382,343)    (10,335,417)
                                                               ----------      ----------
  Net Increase (Decrease) in Shares                            (8,094,387)      8,502,733
                                                               ==========      ==========

--------------------------------------------------------------------------------

                                                                 Strong Advisor Short
                                                                  Duration Bond Fund
                                                             -----------------------------
                                                              Year Ended      Year Ended
                                                             Oct. 31, 2002   Oct. 31, 2001
                                                             -------------   -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                   $19,197,253     $10,769,119
  Proceeds from Reinvestment of Distributions                     393,750         113,147
  Payment for Shares Redeemed                                  (7,010,581)     (1,363,178)
  Transfer in from Class L (Note 1)                               568,603              --
                                                              -----------     -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 13,149,025       9,519,088

CLASS B
  Proceeds from Shares Sold                                    12,531,437       4,293,813
  Proceeds from Reinvestment of Distributions                     127,425          41,481
  Payment for Shares Redeemed                                  (2,895,015)       (464,876)
                                                              -----------     -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  9,763,847       3,870,418

CLASS C
  Proceeds from Shares Sold                                     8,716,413       3,963,067
  Proceeds from Reinvestment of Distributions                      78,814          21,443
  Payment for Shares Redeemed                                  (3,033,587)       (638,983)
                                                              -----------     -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  5,761,640       3,345,527

CLASS L
  Proceeds from Shares Sold                                         5,986         555,666
  Proceeds from Reinvestment of Distributions                       1,557           5,394
  Payment for Shares Redeemed                                          --              --
  Transfer out to Class A (Note 1)                               (568,603)             --
                                                              -----------     -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                   (561,060)        561,060

CLASS Z
  Proceeds from Shares Sold                                     9,968,801      10,773,036
  Proceeds from Reinvestment of Distributions                   1,521,546       2,921,434
  Payment for Shares Redeemed                                 (27,032,241)    (17,922,878)
                                                              ------------    -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                (15,541,894)     (4,228,408)
                                                              -----------     -----------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 $12,571,558     $13,067,685
                                                              ===========     ===========

--------------------------------------------------------------------------------
October 31, 2002

                                                                 Strong Advisor Short
                                                                  Duration Bond Fund
                                                             -----------------------------
                                                              Year Ended      Year Ended
                                                             Oct. 31, 2002   Oct. 31, 2001
                                                             -------------   -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                                         1,920,484       1,052,403
  Issued in Reinvestment of Distributions                         39,299          11,059
  Redeemed                                                      (700,684)       (133,181)
  Transfer in from Class L (Note 1)                               56,241              --
                                                               ---------       ---------
  Net Increase (Decrease) in Shares                            1,315,340         930,281
                                                               =========       =========

CLASS B
  Sold                                                         1,257,422         420,072
  Issued in Reinvestment of Distributions                         12,763           4,059
  Redeemed                                                      (290,507)        (45,466)
                                                               ---------       ---------
  Net Increase (Decrease) in Shares                              979,678         378,665
                                                               =========       =========

CLASS C
  Sold                                                           873,289         387,206
  Issued in Reinvestment of Distributions                          7,872           2,096
  Redeemed                                                      (304,184)        (62,414)
                                                               ---------       ---------
  Net Increase (Decrease) in Shares                              576,977         326,888
                                                               =========       =========

CLASS L
  Sold                                                             1,165          54,424
  Issued in Reinvestment of Distributions                            152             528
  Redeemed                                                            --              --
  Transfer out to Class A (Note 1)                               (56,269)             --
                                                               ---------       ---------
  Net Increase (Decrease) in Shares                              (54,952)         54,952
                                                               =========       =========

CLASS Z
  Sold                                                           998,325       1,055,613
  Issued in Reinvestment of Distributions                        152,119         286,382
  Redeemed                                                    (2,721,921)     (1,755,637)
                                                               ---------       ---------
  Net Increase (Decrease) in Shares                           (1,571,477)       (413,642)
                                                               =========       =========


                                                                                Strong Advisor
                                                                           Strategic Income Fund
                                                                      --------------------------------
                                                                       Year Ended        Period Ended
                                                                      Oct. 31, 2002      Oct. 31, 2001
                                                                      -------------      -------------
                                                                                            (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                           $ 6,971,340        $ 6,706,958
  Proceeds from Reinvestment of Distributions                             942,699            337,907
  Payment for Shares Redeemed                                          (4,005,693)          (811,632)
  Transfer in from Class L (Note 1)                                       339,610                 --
                                                                      -----------        -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                          4,247,956          6,233,233

CLASS B
  Proceeds from Shares Sold                                             3,337,199          2,825,673
  Proceeds from Reinvestment of Distributions                             257,666             72,837
  Payment for Shares Redeemed                                            (732,177)          (253,095)
                                                                      -----------        -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                          2,862,688          2,645,415

CLASS C
  Proceeds from Shares Sold                                             5,172,537          2,562,226
  Proceeds from Reinvestment of Distributions                             250,467             56,783
  Payment for Shares Redeemed                                          (1,676,602)           (66,987)
                                                                      -----------        -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                          3,746,402          2,552,022

CLASS L
  Proceeds from Shares Sold                                                 9,896            309,933
  Proceeds from Reinvestment of Distributions                              13,283             28,962
  Payment for Shares Redeemed                                             (22,464)                --
  Transfer out to Class A (Note 1)                                       (339,610)                --
                                                                      -----------        -----------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                                      (338,895)           338,895
                                                                      -----------        -----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                          $10,518,151        $11,769,565
                                                                      -----------        -----------

NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------------------------------------------------------
October 31, 2002

                                                                    Strong Advisor
                                                                 Strategic Income Fund
                                                           --------------------------------
                                                             Year Ended        Period Ended
                                                           Oct. 31, 2002      Oct. 31, 2001
                                                           -------------      -------------
                                                                                 (Note 1)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                                       748,155            633,815
   Issued in Reinvestment of Distributions                    104,277             31,827
   Redeemed                                                  (474,112)           (75,927)
   Transfer in from Class L (Note 1)                           35,193                 --
                                                              -------            -------
   Net Increase (Decrease) in Shares                          413,513            589,715
                                                              =======            =======
CLASS B
   Sold                                                       365,701            267,406
   Issued in Reinvestment of Distributions                     28,345              6,940
   Redeemed                                                   (81,880)           (24,926)
                                                              -------            -------
   Net Increase (Decrease) in Shares                          312,166            249,420
                                                              =======            =======
CLASS C
   Sold                                                       559,137            244,182
   Issued in Reinvestment of Distributions                     28,504              5,407
   Redeemed                                                  (187,353)            (6,846)
                                                              -------            -------
   Net Increase (Decrease) in Shares                          400,288            242,743
                                                              =======            =======
CLASS L
   Sold                                                         1,035             30,093
   Issued in Reinvestment of Distributions                      1,369              2,698
   Redeemed                                                        --                 --
   Transfer out to Class A (Note 1)                           (35,195)                --
                                                              -------            -------
   Net Increase (Decrease) in Shares                          (32,791)            32,791
                                                              =======            =======

9. Investment in Affiliates
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2002 is as follows:


                                                                                                              Dividend
                                 Balance of        Gross        Gross Sales    Balance of                      Income
                                Shares Held      Purchases         and         Shares Held       Value      Nov. 1, 2001-
                                Nov. 1, 2001   and Additions    Reductions    Oct. 31, 2002   Oct.31, 2002  Oct. 31, 2002
                               -------------   -------------   ------------   -------------   ------------  -------------
Strong Advisor Bond Fund
------------------------
Strong Heritage Money Fund -
   Institutional Class              --          23,000,000     (23,000,000)        --              $--         $95,623


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND -- CLASS A

                                                                                          Year Ended
                                                                      --------------------------------------------------
                                                                      Oct. 31,      Oct. 31,    Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                            2002          2001        2000         1999/(b)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $11.05       $10.66      $10.68         $10.68

Income From Investment Operations:
  Net Investment Income                                                  0.45         0.63        0.72           0.11
  Net Realized and Unrealized Gains (Losses) on Investments             (0.17)        0.50       (0.02)            --
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       0.28         1.13        0.70           0.11

Less Distributions:
  From Net Investment Income                                            (0.46)       (0.63)      (0.72)         (0.11)
  From Net Realized Gains                                               (0.14)       (0.11)         --             --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (0.60)       (0.74)      (0.72)         (0.11)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.73       $11.05      $10.66         $10.68
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                          +2.6%       +10.9%       +6.8%          +1.0%
  Net Assets, End of Period (In Millions)                                 $23          $15          $0/(c)/        $0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.0%         1.2%        1.1%           1.3%*
  Ratio of Expenses to Average Net Assets                                1.0%         1.1%        1.1%           1.3%*
  Ratio of Net Investment Income to Average Net Assets                   4.2%         5.4%        7.0%           6.2%*
  Portfolio Turnover Rate/(d)/                                         403.7%       496.9%      448.6%         250.7%




STRONG ADVISOR BOND FUND -- CLASS B
-------------------------------------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                       ----------------------
                                                                                       Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                                             2002      2001/(e)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.05     $10.62

Income From Investment Operations:
  Net Investment Income                                                                    0.37       0.48
  Net Realized and Unrealized Gains (Losses) on Investments                               (0.18)      0.55
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                         0.19       1.03

Less Distributions:
  From Net Investment Income                                                              (0.37)     (0.49)
  From Net Realized Gains                                                                 (0.14)     (0.11)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                     (0.51)     (0.60)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $10.73     $11.05
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                                            +1.8%      +9.9%
  Net Assets, End of Period (In Millions)                                                   $14         $8
  Ratio of Expenses to Average Net Assets before Expense Offsets                           1.8%       2.2%*
  Ratio of Expenses to Average Net Assets                                                  1.8%       1.9%*
  Ratio of Net Investment Income to Average Net Assets                                     3.3%       4.4%*
  Portfolio Turnover Rate/(d)/                                                           403.7%     496.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from November 30, 2000 (commencement of class) to October 31, 2001.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                         Year Ended
                                                                    -------------------
                                                                    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                          2002     2001/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $11.05      $10.62

Income From Investment Operations:
  Net Investment Income                                                0.37        0.49
  Net Realized and Unrealized Gains (Losses) on Investments           (0.18)       0.54
---------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.19        1.03

Less Distributions:
  From Net Investment Income                                          (0.37)      (0.49)
  From Net Realized Gains                                             (0.14)      (0.11)
---------------------------------------------------------------------------------------
  Total Distributions                                                 (0.51)      (0.60)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.73      $11.05
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
  Total Return                                                        +1.8%      +10.0%
  Net Assets, End of Period (In Millions)                               $10          $7
  Ratio of Expenses to Average Net Assets before Expense Offsets       1.8%       1.9%*
  Ratio of Expenses to Average Net Assets                              1.8%       1.9%*
  Ratio of Net Investment Income to Average Net Assets                 3.4%       4.5%*
  Portfolio Turnover Rate/(c)/                                       403.7%      496.9%


STRONG ADVISOR BOND FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      Oct. 31,
Selected Per-Share Data/(a)/                                          2002(d)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.67

Income From Investment Operations:
  Net Investment Income                                                  0.39
  Net Realized and Unrealized Gains (Losses) on Investments              0.05
--------------------------------------------------------------------------------
  Total from Investment Operations                                       0.44

Less Distributions:
  From Net Investment Income                                            (0.39)
--------------------------------------------------------------------------------
  Total Distributions                                                   (0.39)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.72
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                          +4.2%
  Net Assets, End of Period (In Millions)                                  $0/(e)/
  Ratio of Expenses to Average Net Assets before Expense Offsets         0.7%*
  Ratio of Expenses to Average Net Assets                                0.7%*
  Ratio of Net Investment Income to Average Net Assets                   4.4%*
  Portfolio Turnover Rate/(c)/                                         403.7%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from December 31, 2001 (commencement of class) to October 31, 2002 (Note 1).
(e)  Amount is less than $500,000.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                  -----------------------------------------
                                                                   Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2002       2001     2000     1999/(b)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $11.05     $10.67   $10.69    $10.68

Income From Investment Operations:
  Net Investment Income                                               0.45       0.66     0.47      0.12
  Net Realized and Unrealized Gains (Losses) on Investments          (0.18)      0.49     0.28      0.01
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    0.27       1.15     0.75      0.13

Less Distributions:
  From Net Investment Income                                         (0.45)     (0.66)   (0.77)    (0.12)
  From Net Realized Gains                                            (0.14)     (0.11)      --        --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                                (0.59)     (0.77)   (0.77)    (0.12)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.73     $11.05   $10.67    $10.69
===========================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
  Total Return                                                       +2.6%     +11.2%    +7.3%     +1.2%
  Net Assets, End of Period (In Millions)                             $110        $82      $26        $0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets      1.1%       0.8%     0.7%      0.6%*
  Ratio of Expenses to Average Net Assets                             1.1%       0.8%     0.7%      0.6%*
  Ratio of Net Investment Income to Average Net Assets                4.1%       6.0%    (2.9%)     7.7%*
  Portfolio Turnover Rate/(d)/                                      403.7%     496.9%   448.6%    250.7%


STRONG ADVISOR BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                        --------------------------------------------------------------------
                                                        Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Feb. 28,  Feb. 28,  Dec. 31,
Selected Per-Share Data/(a)/                              2002      2001      2000    1999/(e)/   1999    1998/(f)/   1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $11.04    $10.65    $10.67    $11.12    $11.18    $11.06    $10.00

Income From Investment Operations:
  Net Investment Income                                    0.53      0.72      0.82      0.48      0.67      0.11      0.66
  Net Realized and Unrealized Gains (Losses)
    on Investments                                        (0.18)     0.49     (0.03)    (0.39)     0.19      0.12      1.18
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         0.35      1.21      0.79      0.09      0.86      0.23      1.84

Less Distributions:
  From Net Investment Income                              (0.53)    (0.71)    (0.81)    (0.48)    (0.68)    (0.11)    (0.66)
  From Net Realized Gains                                 (0.14)    (0.11)       --     (0.06)    (0.24)       --     (0.12)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.67)    (0.82)    (0.81)    (0.54)    (0.92)    (0.11)    (0.78)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.72    $11.04    $10.65    $10.67   $ 11.12    $11.18    $11.06
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                            +3.4%    +11.8%     +7.7%     +0.9%     +7.9%     +2.1%    +18.9%
  Net Assets, End of Period (In Millions)                  $267      $365      $261      $166      $135       $57       $52
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                        0.3%      0.3%      0.4%      0.4%*     0.4%      0.4%*     0.7%
  Ratio of Expenses to Average Net Assets                  0.3%      0.3%      0.4%      0.4%*     0.4%      0.4%*     0.4%
  Ratio of Net Investment Income to Average Net Assets     5.0%      6.5%      7.7%      6.6%*     6.0%      6.2%*     6.3%
  Portfolio Turnover Rate/(d)/                           403.7%    496.9%    448.6%    250.7%    305.4%     68.1%    358.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 1999, the Fund changed its fiscal year-end from February to October.
(f)  In 1997, the Fund changed its fiscal year-end from December to February.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS A

                                                                                              Year Ended
                                                                                       ----------------------
                                                                                       Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                                             2002       2001/(b)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $10.24       $10.10

Income From Investment Operations:
  Net Investment Income                                                                   0.35/(d)/    0.52
  Net Realized and Unrealized Gains (Losses) on Investments                              (0.34)        0.16
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                        0.01         0.68

Less Distributions:
  From Net Investment Income                                                             (0.35)       (0.54)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                    (0.35)       (0.54)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                          $ 9.90       $10.24
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                                           +0.2%        +6.9%
  Net Assets, End of Period (In Millions)                                                  $22          $10
  Ratio of Expenses to Average Net Assets before Expense Offsets                          1.3%         1.5%*
  Ratio of Expenses to Average Net Assets                                                 1.1%         1.1%*
  Ratio of Net Investment Income to Average Net Assets                                    3.5%         4.6%*
  Portfolio Turnover Rate/(c)/                                                          204.0%       220.8%


STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                      -----------------------
                                                                                       Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                                             2002       2001/(b)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                    $10.22       $10.10

Income From Investment Operations:
  Net Investment Income                                                                   0.26/(d)/    0.44
  Net Realized and Unrealized Gains (Losses) on Investments                              (0.34)        0.14
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                       (0.08)        0.58

Less Distributions:
  From Net Investment Income                                                             (0.26)       (0.46)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                    (0.26)       (0.46)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                          $ 9.88       $10.22
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                                           -0.7%        +5.8%
  Net Assets, End of Period (In Millions)                                                  $13           $4
  Ratio of Expenses to Average Net Assets before Expense Offsets                          2.0%         2.4%*
  Ratio of Expenses to Average Net Assets                                                 2.0%         2.2%*
  Ratio of Net Investment Income to Average Net Assets                                    2.5%         3.6%*
  Portfolio Turnover Rate/(c)/                                                          204.0%       220.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Net investment income per share represents net investment income divided by average shares outstanding throughout the year.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND--CLASS C
--------------------------------------------------------------------------------
                                                                 Year Ended
                                                           ---------------------
                                                           Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                 2002       2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 10.23      $ 10.10

Income From Investment Operations:
   Net Investment Income                                      0.26/(d)/    0.44
   Net Realized and Unrealized Gains
     (Losses) on Investments                                 (0.32)        0.15
--------------------------------------------------------------------------------
   Total from Investment Operations                          (0.06)        0.59

Less Distributions:
   From Net Investment Income                                (0.27)       (0.46)
--------------------------------------------------------------------------------
   Total Distributions                                       (0.27)       (0.46)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $ 9.90      $ 10.23
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                              -0.6%        +5.9%
   Net Assets, End of Period (In Millions)                      $9           $3
   Ratio of Expenses to Average Net Assets
     before Expense Offsets                                   2.0%         2.3%*
   Ratio of Expenses to Average Net Assets                    2.0%         2.0%*
   Ratio of Net Investment Income to Average
     Net Assets                                               2.5%         3.6%*
   Portfolio Turnover Rate/(c)/                             204.0%       220.8%

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS Z
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended
                                                   ------------------------------------------------------
                                                   Oct. 31,     Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                         2002         2001      2000      1999       1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.19       $10.14    $10.21    $10.17     $10.48

Income From Investment Operations:
   Net Investment Income                              0.35/(d)/    0.54      0.56      0.68       0.60
   Net Realized and Unrealized Gains
     (Losses) on Investments                         (0.34)        0.14      0.02     (0.02)     (0.21)
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                   0.01         0.68      0.58      0.66       0.39

Less Distributions:
   From Net Investment Income                        (0.34)       (0.63)    (0.65)    (0.62)     (0.59)
   In Excess of Net Investment Income                   --           --        --        --      (0.03)
   From Net Realized Gains                              --           --        --        --      (0.08)
---------------------------------------------------------------------------------------------------------
   Total Distributions                               (0.34)       (0.63)    (0.65)    (0.62)     (0.70)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $9.86       $10.19    $10.14    $10.21     $10.17
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
   Total Return                                      +0.2%        +6.8%     +5.8%     +6.7%      +3.8%
   Net Assets, End of Period (In Millions)             $30          $47       $51       $44        $75
   Ratio of Expenses to Average Net
     Assets before Expense Offsets                    1.2%         1.2%      1.1%      1.1%       1.0%
   Ratio of Expenses to Average Net Assets            1.2%         1.2%      1.1%      1.1%       0.9%
   Ratio of Net Investment Income to
     Average Net Assets                               3.5%         5.3%      5.6%      5.6%       5.7%
   Portfolio Turnover Rate/(c)/                     204.0%       220.8%     59.3%     73.1%     145.2%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Net investment income per share represents net investment income divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                                -----------------------------
                                                                                Oct. 31,          Oct. 31,
Selected Per-Share Data/(a)/                                                      2002           2001/(c)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $9.53            $10.00

Income From Investment Operations:
  Net Investment Income                                                            0.96              1.14
  Net Realized and Unrealized Gains (Losses) on Investments                       (1.64)            (0.47)
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                (0.68)             0.67

Less Distributions:
  From Net Investment Income                                                      (0.97)            (1.14)
  From Net Realized Gains                                                         (0.21)               --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             (1.18)            (1.14)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $7.67            $ 9.53
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                                    -8.4%             +6.0%
  Net Assets, End of Period (In Millions)                                            $8                $6
  Ratio of Expenses to Average Net Assets before Expense Offsets                   1.6%              3.9%*
  Ratio of Expenses to Average Net Assets                                          1.1%              1.1%*
  Ratio of Net Investment Income to Average Net Assets                            10.6%             12.1%*
  Portfolio Turnover Rate/(b)/                                                   234.7%            423.5%


STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS B
-------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                                -----------------------------
                                                                                Oct. 31,          Oct. 31,
Selected Per-Share Data(a)                                                        2002           2001/(c)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $9.53            $10.00

Income From Investment Operations:
  Net Investment Income                                                            0.84              1.02
  Net Realized and Unrealized Gains (Losses) on Investments                       (1.63)            (0.47)
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                (0.79)             0.55

Less Distributions:
  From Net Investment Income                                                      (0.85)            (1.02)
  From Net Realized Gains                                                         (0.21)               --
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             (1.06)            (1.02)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $7.68            $ 9.53
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
  Total Return                                                                    -9.4%             +4.9%
  Net Assets, End of Period (In Millions)                                            $4                $2
  Ratio of Expenses to Average Net Assets before Expense Offsets                   2.4%              4.0%*
  Ratio of Expenses to Average Net Assets                                          2.4%              2.4%*
  Ratio of Net Investment Income to Average Net Assets                             9.1%             10.9%*
  Portfolio Turnover Rate/(b)/                                                   234.7%            423.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).

                       See Notes to Financial Statements.
46

--------------------------------------------------------------------------------
STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS C
-----------------------------------------------------------------------------

                                                            Year Ended
                                                      -----------------------
                                                      Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                            2002       2001/(b)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $9.52        $10.00

Income From Investment Operations:
  Net Investment Income                                 0.84          1.02
  Net Realized and Unrealized Gains (Losses)
    on Investments                                     (1.63)        (0.48)
-----------------------------------------------------------------------------
  Total from Investment Operations                     (0.79)         0.54

Less Distributions:
  From Net Investment Income                           (0.86)        (1.02)
  From Net Realized Gains                              (0.21)           --
-----------------------------------------------------------------------------
  Total Distributions                                  (1.07)        (1.02)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                         $7.66        $ 9.52
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                         -9.6%         +4.8%
  Net Assets, End of Period (In Millions)                 $5            $2
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                              2.4%          4.1%*
  Ratio of Expenses to Average Net Assets               2.4%          2.4%*
  Ratio of Net Investment Income to Average
    Net Assets                                          9.0%         10.9%*
  Portfolio Turnover Rate/(c)/                        234.7%        423.5%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Advisor Income Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Bond Fund (a series of Strong Income Funds II, Inc.), Strong Advisor Strategic Income Fund (formerly Strong Advisor Aggressive High-Yield Bond Fund) and Strong Advisor Short Duration Bond Fund (two of the series of Strong Short-Term Global Bond Fund, Inc.) (all three collectively constituting Strong Advisor Income Funds, hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 72 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974.
 Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer has been Of Counsel for Bingham McCutchen LLP ("Bingham McCutchen"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham McCutchen. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
      Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
      Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
      Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
      Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
      Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com



To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT29340 12-02

                                                            AADVINC/WH2605 10-02